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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Plug Power Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 IMPORTANT VOTING INFORMATION

STOCKHOLDERS MAY REQUEST ELECTRONIC DELIVERY OF PROXY DOCUMENTS.

        Plug Power Inc. has made materials for its 2018 annual meeting of stockholders (the "Annual Meeting") to be held on Wednesday, May 16, 2018, at 10:00 a.m., Eastern Time, at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018, available to stockholders on the Internet via www.proxyvote.com or via sendmaterial@proxyvote.com. Upon request, printed versions or e-mail versions of these materials will be made available to stockholders through www.proxyvote.com, by telephoning 1-800-579-1639 or by emailing sendmaterial@proxyvote.com. Further instructions to stockholders can be found on the notice of the Annual Meeting.

INFORMATION REGARDING ADMISSION TO THE ANNUAL MEETING

        In accordance with our security procedures, all stockholders attending the Annual Meeting must present valid picture identification upon entry.

PLUG POWER INC.
968 Albany Shaker Road
Latham, NY 12110

March     , 2018

Dear Stockholder:

        You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the "Annual Meeting") of Plug Power Inc., a Delaware corporation (the "Company"), to be held on Wednesday, May 16, 2018, at 10:00 a.m., Eastern Time, at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018.

        The proxy statement, with the accompanying formal notice of the meeting, describes the matters expected to be acted upon at the Annual Meeting.

        Your vote is important. Your proxy or voting instruction card includes specific information regarding the several ways to vote your shares. We encourage you to vote as soon as possible, even if you plan to attend the Annual Meeting. You may vote over the internet, by telephone or by mail. If you have any questions, please contact Mackenzie Partners, Inc., which is assisting with the solicitation, toll-free at (800) 322-2885 or at proxy@mackenziepartners.com.

        Thank you for your continued support of Plug Power.

Sincerely,
/s/ ANDREW MARSH Andrew Marsh President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 16, 2018:

Our official Notice of Annual Meeting of Stockholders and Proxy Statement are available at:
www.proxyvote.com

PLUG POWER INC.
968 Albany Shaker Road
Latham, NY 12110
(518) 782-7700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Wednesday, May 16, 2018

        NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders of Plug Power Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 16, 2018, at 10:00 a.m. Eastern Time, at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018 (the "Annual Meeting") for the purpose of considering and voting upon:

  1.
  The election of three Class I Directors each to hold office until the Company's 2021 Annual Meeting of Stockholders and until such director's successor is duly elected and qualified or until such director's earlier resignation or removal;

  2.
  The approval of the issuance by the Company of shares of common stock representing 20% or more of the Company's issued and outstanding common stock upon the exercise of a warrant issued by the Company to Walmart, Inc. as described in the accompanying proxy statement;

  3.
  The approval of the advisory resolution regarding the compensation of the Company's named executive officers as described in the accompanying proxy statement;

  4.
  The ratification of KPMG LLP as the Company's independent auditors for 2018; and

  5.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on March 26, 2018 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock, par value $0.01 per share, and Series C Redeemable Convertible Preferred Stock, par value $0.01 per share, at the close of business on such record date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later postponement or adjournment, the Annual Meeting may be postponed or adjourned.

        YOUR VOTE AND PARTICIPATION IN THE COMPANY'S AFFAIRS ARE IMPORTANT.

        If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Annual Meeting.

        If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person.

By Order of the Board of Directors
/s/ GERARD L. CONWAY, JR. Gerard L. Conway, Jr. Corporate Secretary

Latham, NY

March     , 2018

PLUG POWER INC.
968 Albany Shaker Road
Latham, NY 12110
(518) 782-7700

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, May 16, 2018

        This Proxy Statement and the accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of Plug Power Inc. ("we," "us," "our," "Plug Power" or the "Company") for use at the 2018 Annual Meeting of Stockholders of the Company to be held on Wednesday, May 16, 2018, at 10:00 a.m. Eastern Time, at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018, and any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement and the accompanying form of proxy are first being sent or given to our stockholders on or about March     , 2018.

ABOUT THE ANNUAL MEETING

  What is a proxy?

        A proxy is another person that you legally designate to vote your shares. If you designate someone as your proxy in a written document, that document is also called a "proxy" or a "proxy card." If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

  What is a proxy statement?

        A proxy statement is a document that regulations of the U.S. Securities and Exchange Commission ("SEC") require that we give to you when we ask you to sign a proxy card to vote your shares at the Annual Meeting.

  What is in this proxy statement?

        This proxy statement describes the proposals on which we would like you, as a stockholder, to vote at the Annual Meeting. It gives you information on the proposals, as well as other information about us, so that you can make an informed decision whether or how to vote your shares.

  What is the purpose of the Annual Meeting?

        The purpose of the Annual Meeting is for our stockholders to consider and vote upon the following matters:

  1.
  The election of three Class I Directors each to hold office until the Company's 2021 Annual Meeting of Stockholders and until such director's successor is duly elected and qualified or until such director's earlier resignation or removal;

  2.
  The approval of the issuance by the Company of shares of common stock representing 20% or more of our issued and outstanding common stock upon the exercise of a warrant issued by the Company to Walmart, Inc. as described in this proxy statement;

  3.
  The approval of the advisory resolution regarding the compensation of our named executive officers as described in this proxy statement;

  4.
  The ratification of KPMG LLP as our independent auditors for 2018; and

  5.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

  What is "householding" and how does it affect me?

        With respect to eligible stockholders who share a single address, we may send only one notice or proxy statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as "householding", is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate notice or proxy statement in the future, he or she may contact Plug Power Inc., 968 Albany Shaker Road, Latham, New York 12110, Attn: Investor Relations or call the Company at (518) 782-7700 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our notice or proxy statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

        We hereby undertake to deliver promptly, upon written or oral request, a copy of the notice or proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

  What should I do if I receive more than one set of voting materials?

        You may receive more than one set of voting materials, including multiple copies of the notice for the Annual Meeting or this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a notice of the Annual Meeting for shares held in your name and a notice or voting instruction card for shares held in street name. Please follow the directions provided in the notice for the Annual Meeting and each additional notice or voting instruction card you receive to ensure that all your shares are voted.

  What is the record date and what does it mean?

        The record date to determine the stockholders entitled to notice of, and to vote at, the Annual Meeting is the close of business on March 26, 2018 (the "Record Date"). The Record Date was established by the Board of Directors as required by Delaware law. On the Record Date,              shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), and              shares of the Company's Series C Redeemable Convertible Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock") were issued and outstanding and entitled to vote at the Annual Meeting. As of the Record Date, the Series C Preferred Stock was convertible into              shares of Common Stock. As of the record date, there were approximately              holders of record of the Common Stock and              holders of record of the Series C Redeemable Convertible Preferred Stock. However, management believes that a significant number of shares of Common Stock are held by brokers under a "nominee name" and that the number of beneficial stockholders of the Common Stock exceeds             .

  Who is entitled to vote at the Annual Meeting?

        Only holders of record of the Common Stock and the Series C Preferred Stock at the close of business on the Record Date may vote at the Annual Meeting or any adjournment or postponement thereof.

  How many votes do I have?

        Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter to be voted upon. Each share of Series C Preferred Stock outstanding on the Record Date is entitled to a number of votes equal to the number of whole shares of Common Stock into which such share of Series C Preferred Stock is convertible (calculated by aggregating all shares of Series C Preferred Stock held by each record holder and rounding the number of shares of Common Stock issuable upon their conversion down to the nearest whole share) as of the Record Date on each matter to be voted upon. As of the Record Date, each share of Series C Preferred Stock was convertible into            shares of Common Stock.

  What is the required quorum for the Annual Meeting?

        The presence, in person or by proxy, of the holders of a majority in voting power of the outstanding shares of Common Stock and Series C Preferred Stock, taken together as a single class, entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. If you are a stockholder of record, your shares will be counted towards the quorum only if you appear in person at the Annual Meeting or submit a valid proxy to ensure your shares are represented at the Annual Meeting. If you are a beneficial owner of shares held in "street name", your shares will be counted towards the quorum if your broker or nominee submits a proxy for your shares at the Annual Meeting. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If a quorum is not present or represented at the Annual Meeting, the chairman of the meeting or the holders of a majority of the shares represented, and who would be entitled to vote at the Annual Meeting if a quorum were present, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

  What is the difference between a stockholder of record and a "street name" holder?

        If your shares are registered directly in your name with Broadridge Corporate Issuer Solutions, Inc., our stock transfer agent for our Common Stock, you are considered the stockholder of record with respect to those shares. The notice of the Annual Meeting has been sent directly to you by us.

        If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in "street name". A notice of the Annual Meeting or this proxy statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

  What is a broker non-vote?

        Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in "street name") and the broker submits a proxy for such shares but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the "NYSE"), brokers are permitted to exercise discretionary voting authority only on ""routine""matters when voting instructions have not been timely received from a beneficial owner.

  If I am a beneficial owner of shares, can my brokerage firm vote my shares?

        If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called "routine" matters where your broker has discretionary voting authority over your shares. Under the rules of the NYSE, the ratification of KPMG LLP as our independent auditors (Proposal 4) is a "routine" matter. Accordingly, brokers will have such discretionary authority to vote on Proposal 4 and may, in their discretion, vote "FOR" or "AGAINST", or "ABSTAIN" from voting on such Proposal.

        We encourage you to provide instructions to your brokerage firm via the Internet or telephone or by returning your signed voting instruction card. This ensures that your shares will be voted in accordance with your instructions at the Annual Meeting with respect to all of the proposals described in this proxy statement.

  How will my shares be voted if I am a stockholder of record?

        Your proxy will be voted according to your instructions. If you are a stockholder of record and do not vote via the Internet or telephone or by returning a signed proxy card, your shares will not be voted unless you attend the Annual Meeting and vote your shares. If you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board of Directors. Similarly, if you sign and submit your proxy card with no instructions, your shares will be voted in accordance with the recommendations of our Board of Directors.

  How can I attend the Annual Meeting?

        You may attend the Annual Meeting if you are listed as a stockholder as of the Record Date and bring proof of your identity. If you hold your shares in "street name" through a broker or other nominee, you will need to provide proof of your identity and proof that you are the beneficial owner of the shares by bringing either a copy of a brokerage statement showing your share ownership as of the Record Date or, if you wish to vote your shares in person at the Annual Meeting, a nominee issued proxy.

  How do I vote my shares?

        Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction card (from your broker or other intermediary). There are three convenient ways of submitting your vote:

  •
  By Telephone or Internet—All record holders can vote by touchtone telephone from the United States using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. "Street name" holders may vote by telephone or Internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will enclose the instructions with the proxy materials they send you. The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

  •
  In Person—All record holders may vote in person at the Annual Meeting. "Street name" holders may vote in person at the Annual Meeting if their bank, broker or other nominee has furnished a legal proxy. If you are a "street name" holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other nominee to furnish you with a nominee issued proxy. You will need to bring the nominee issued proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares without a nominee issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy.

  •
  By Written Proxy—All record holders can vote by written proxy card. If you are a "street name" holder, you will receive a written proxy card and a voting instruction card from your bank, broker or other nominee.

        The Board of Directors has appointed Andrew Marsh, President and Chief Executive Officer, and Gerard L. Conway, Jr., General Counsel, Corporate Secretary and Senior Vice President, to serve as the proxies for the Annual Meeting.

        If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under "What if I do not specify how I want my shares voted?" below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

        If you hold your shares in "street name," and complete the voting instruction card provided by your broker or other intermediary except with respect to one or more of the voting instructions, then your broker may be able to vote your shares with respect to the proposal as to which you provide no voting instructions. See "If I am a beneficial owner of shares, can my brokerage firm vote my shares?" above.

        Even if you currently plan to attend the Annual Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you change your proxy instructions as described under "Can I change my vote or revoke my proxy?" below.

  What are my choices when voting?

        With respect to the election of a director (Proposal 1), votes may be cast in favor of or withheld from the nominee. With respect to each of Proposals 2, 3, and 4, stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

  What are the Board of Directors' recommendations on how I should vote my shares?

        The Board of Directors recommends that you vote your shares as follows:

        Proposal 1—FOR the election of each of the three nominees of the Board of Directors as a Class I Director of the Company;

        Proposal 2—FOR the approval of the issuance of 20% or more of the Company's Common Stock upon the exercise of a warrant issued by the Company to Walmart, Inc.;

        Proposal 3—FOR the approval of the advisory resolution regarding the compensation of the Company's named executive officers; and

        Proposal 4—FOR the ratification of KPMG LLP as the Company's independent auditors for 2018.

  What if I do not specify how I want my shares voted?

        If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the designated proxies will vote your shares for each proposal as to which you provide no voting instructions, in the following manner:

        Proposal 1—FOR the election of each of the three nominees of the Board of Directors as a Class I Director of the Company;

        Proposal 2—FOR the approval of the issuance of 20% or more of the Company's Common Stock upon the exercise of a warrant issued by the Company to Walmart, Inc.;

        Proposal 3—FOR the approval of the advisory resolution regarding the compensation of the Company's named executive officers; and

        Proposal 4—FOR the ratification of KPMG LLP as the Company's independent auditors for 2018.

        If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be able to vote those shares. See "If I am a beneficial owner of shares, can my brokerage firm vote my shares" above.

  Can I change my vote or revoke my proxy?

        Yes. If you are a record holder, you may revoke your proxy at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by any of the following means:

  •
  Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy;

  •
  Voting again by telephone or over the Internet (only your latest telephone or Internet vote submitted prior to the Annual Meeting will be counted);

  •
  If you complete and submit a new valid proxy bearing a later date; and

  •
  Giving written notice of revocation to the Company addressed to the Corporate Secretary, at the Company's address above, which notice must be received before noon, Eastern Time, on May 15, 2018.

        If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions. Please contact your broker or other nominee and follow its directions to change your vote.

  What vote is required to approve each proposal?

        With respect to the election of directors (Proposal 1), the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company. Approval of each of Proposals 2, 3 and 4 requires the affirmative vote of a majority in voting power of the shares of Common Stock and Series C Preferred Stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote on such Proposal.

  How are abstentions and broker non-votes treated?

        Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect in determining the outcome of the election of directors (Proposal 1). For each of Proposals 2, 3 and 4, abstentions will be treated as votes cast against such proposal as the shares will be present in person or by proxy at the meeting and entitled to vote on such proposal.

        Broker non-votes, if any, are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes, if any, will have no effect on the vote for Proposals 1, 2 and 3. As described above, under the rules of the NYSE, the ratification of KPMG LLP as the Company's independent auditors for 2018 (Proposal 4) is considered to be a "routine" matter. Accordingly, brokers will have discretionary authority to vote on Proposal 4 and may, in their discretion, vote "FOR" or "AGAINST", or "ABSTAIN" from voting on such Proposal. See "If I am a beneficial owner of shares, can my brokerage firm vote my shares?" above.

  What are the solicitation expenses and who pays the cost of this proxy solicitation?

        Our Board of Directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use our officers and employees to ask for proxies, as described below. In addition, we have retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for a fee of $12,500 plus reimbursement of expenses.

  Is this proxy statement the only way that proxies are being solicited?

        No. In addition to the solicitation of proxies by use of the mail, our officers and employees, as well as MacKenzie Partners, Inc., may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. The fees of MacKenzie Partners, Inc. as well as the reimbursement of expenses of MacKenzie Partners, Inc. will be borne by us. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

  Where can I find voting results?

        The Company expects to publish the voting results in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

  Who can help answer my questions?

        The information provided above in this "Question and Answer" format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this proxy statement. If you have any questions, or need additional material, please feel free to contact the firm assisting us in the solicitation of proxies, MacKenzie Partners, Inc., if you have any questions or need assistance in voting your shares. Banks and brokers may call MacKenzie Partners, Inc. at (212) 929-5500. Shareholders may contact MacKenzie Partners, Inc. toll-free at (800) 322-2885 or at PROXY@MACKENZIEPARTNERS.COM.

 PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

        At the Annual Meeting, three Class I Directors will be elected, each to serve until the Annual Meeting of Stockholders in 2021 and until such director's successor is duly elected and qualified or until such director's earlier resignation or removal. The Board of Directors has nominated Andrew Marsh, Gary K. Willis, and Maureen O. Helmer for re-election as Class I Directors. Shares represented by each properly executed proxy will be voted for the re-election of Andrew Marsh, Gary K. Willis, and Maureen O. Helmer as directors, unless contrary instructions are set forth on such proxy. Each nominee has agreed to stand for re-election and to serve, if elected, as a director. However, if any nominee fails to stand for re-election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

Vote Required

        A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company. You may vote "FOR" all nominees, "WITHHOLD" for all nominees, or "WITHHOLD" for any nominee(s) by specifying the name of the nominee(s) on your proxy card. Votes that are withheld will be excluded entirely from the vote and will have no effect on the vote. Broker non-votes will also have no effect on the outcome of the election of directors.

Recommendation of the Board

        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES OF THE BOARD OF DIRECTORS AS A CLASS I DIRECTOR OF THE COMPANY.

 INFORMATION ABOUT OUR DIRECTORS

        The number of directors of the Company is presently fixed at nine (9), and the Board of Directors currently consists of nine (9) members. The Board of Directors is divided into three classes, with three (3) directors in Class I, three (3) directors in Class II, and three (3) directors in Class III. Directors in Classes I, II and III serve for three-year terms with one class of directors being elected by the Company's stockholders at each Annual Meeting of Stockholders.

        The Board of Directors has nominated Andrew Marsh, Gary K. Willis, and Maureen O. Helmer for re-election as Class I Directors.

        The Board of Directors has determined that Ms. Helmer and Messrs. McNamee, Willis, Hickey, Roth, Kenausis, Schneider and Graves are independent directors as defined in Rule 5605(a)(2) under the Marketplace Rules of the National Association of Securities Dealers, Inc. (the "NASDAQ Rules").

        The positions of Chief Executive Officer and Chairman of the Board are currently each filled by a different individual, Andrew Marsh and George C. McNamee, respectively. If the position of Chairman of the Board is vacant, or if he or she is absent, the Chief Executive Officer presides, when present, at meetings of stockholders and of the Board of Directors.

        Set forth below is certain information regarding the directors of the Company, including the three Class I Directors who have been nominated for re-election at the Annual Meeting. The ages of and biographical information regarding the nominees for re-election and each director who is not standing for election is based on information furnished to the Company by each nominee and director and is as of March 26, 2018.

Name	Age	Director Since
Class I—Term Expires 2018
Andrew Marsh*	62	2008
Gary K. Willis(1)(2)*	72	2003
Maureen O. Helmer(1)(3)*	61	2004
Class II—Term Expires 2019
George C. McNamee(2)	71	1997
Johannes M. Roth(1)	39	2013
Gregory L. Kenausis(1)	48	2013
Class III—Term Expires 2020
Lucas P. Schneider(3)	49	2017
Gregory B. Graves(1)	57	2017
Douglas T. Hickey(2)(3)	62	2011

*
Nominee for re-election.

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Corporate Governance and Nominating Committee.

        The principal occupation and business experience for at least the last five years for each director of the Company is set forth below. The biographies of each of the directors below contains information regarding the person's service as a director, business experience, director positions held currently or at any time during the last five years, and information regarding the experiences, qualifications, attributes or skills that caused the Corporate Governance Committee and the Board to determine that the person should serve as a director.

        Andrew J. Marsh has served as Chief Executive Officer, President and member of the Board of Directors of the Company since April 2008. As President and CEO, Marsh plans and directs all aspects of the organization's policies and objectives, and is focused on building a company that leverages Plug Power's combination of technological expertise, talented people and focus on sales growth to continue the Company's leadership stance in the future alternative energy economy. Previously, Mr. Marsh was a co-founder of Valere Power, where he served as CEO and Board Member from the Company's inception in 2001 through its sale to Eltek ASA in 2007. Under his leadership, Valere grew into a profitable global operation with over 200 employees and $90 million in revenues derived from the sale of DC power products to the telecommunications sector. During Mr. Marsh's tenure, Valere Power received many awards such as the Tech Titan award as the fastest growing technology company in the Dallas/Fort Worth area and the Red Herring Top 100 Innovator Award. Prior to founding Valere, he spent almost 18 years with Lucent Bell Laboratories in a variety of sales and technical management positions. Mr. Marsh represents the Company in its role as supporting member of the Hydrogen council, a global initiative of leading energy, transport and industry companies with a united vision and long-term ambition for hydrogen to foster the energy transition. Mr. Marsh is a member of the board of directors of GEVO, Inc. and the Capital Region Center for Economic Growth. Mr. Marsh holds a Bachelor of Science in Electrical Engineering Technology from Temple University, where he is a member of the 2017 Gallery of Success, a Master of Science in Electrical Engineering from Duke University and a Masters of Business Administration from Southern Methodist University. We believe Mr. Marsh's qualifications to sit on our Board include his record of success in leadership positions in technology companies having attributes similar to our Company, his extensive experience in management positions as well as his educational background in engineering and business administration.

        Gary K. Willis has been a director of the Company since 2003. Mr. Willis joined Zygo Corporation's Board of Directors in June 2009 after retiring as Chairman of the Board of Directors in November 2000, having served in that capacity since November 1998. Zygo Corporation, which was acquired in 2014 by Ametek, Inc., was a provider of metrology, optics, optical assembly, and systems solutions to the semiconductor, optical manufacturing, and industrial/automotive markets. Mr. Willis had been a director of Zygo Corporation since February 1992 and also served as President from 1992 to 1999 and as Chief Executive Officer from 1993 to 1999. Prior to joining Zygo Corporation, Mr. Willis served as the President and Chief Executive Officer of The Foxboro Company, a manufacturer of process control instruments and systems. Mr. Willis holds a Bachelor of Science degree in Mechanical Engineering from Worcester Polytechnic Institute. We believe Mr. Willis' qualifications to sit on our Board include his extensive experience in management and director positions with similar companies, as well as his educational background in mechanical engineering.

        Maureen O. Helmer has been a director of the Company since 2004. Ms. Helmer is currently a member of the law firm Barclay Damon, LLP and is the Co-Chair of the firm's Regulatory Practice Area. Prior to her joining Barclay Damon, LLP, Ms. Helmer was a member of Green & Seifter Attorneys, PLLC. From 2003 through 2006, she practiced as a partner in the law firm of Couch White, LLP and then as a solo practitioner. Ms. Helmer has advised international energy, telecommunications and industrial companies on policy and government affairs issues. In addition to serving as Chair of the New York State Public Service Commission ("PSC") from 1998 to 2003, Ms. Helmer also served as Chair of the New York State Board on Electric Generation Siting and the Environment. Prior to her appointment as Chair, Ms. Helmer served as Commissioner of the Public Service Commission from 1997 until 1998 and was General Counsel to the Commission from 1995 through 1997. From 1984 through 1995, Ms. Helmer held several positions in the New York Legislature, including Counsel to the Senate Energy Committee. She also served as a board member of the New York State Energy Research and Development Authority, the New York State Environmental Board and the New York State Disaster Preparedness Commission during her tenure as Chair of the PSC. In addition, she was Vice Chair of the Electricity Committee of the National Association of Regulatory Utility Commissioners and a member of the NARUC Board of Directors. She was also appointed to serve as a member of the New York State Cyber-Security Task Force. She formerly served as a board member of the Center for Internet Security, the Center for Economic Growth, and NY Women in Communications and Energy. Ms. Helmer earned her Bachelor of Science from the State University at Albany and her Juris Doctorate from the University of Buffalo law school. She is admitted to practice law in New York. We believe Ms. Helmer's qualifications to sit on our Board include her long history of experience with energy regulation, policy and government affairs and advising energy and industrial companies.

        George C. McNamee serves as Chairman of the Company's Board of Directors and has served as such since 1997. He was previously Chairman of First Albany Companies (now GLCH) and a Managing Partner of FA Tech Ventures, an information and energy technology venture capital firm. Mr. McNamee's background in investment banking has given him broad exposure to many financing and merger and acquisition issues. As an executive, he has dealt with rapid- growth companies, technological change, crisis management, team building and strategy. As a public company director, Mr. McNamee has led board special committees, chaired audit committees, chaired three boards and has been an active lead director. Mr. McNamee has previously served on public company boards, including Mechanical Technology Inc. ("MTI") and Home Shopping Network ("HSN"). He has been an early stage investor, director and mentor for private companies that subsequently went public including MapInfo (now Pitney Bowes), META Group (now Gartner Group) and iRobot Corporation, where he served as a director from 1999 to 2016 and as lead director for the last 11 of those years. He served as a NYSE director from 1999 to 2004 and chaired its foundation. In the aftermath of the 1987 stock market crash, he chaired the Group of Thirty Committee to reform the Clearance and Settlement System. Mr. McNamee has been active as a director or trustee of civic organizations including The Albany Academies and Albany Medical Center, whose Finance Committee he chaired for a dozen years. He is also a director of several private companies, a Sterling Fellow of Yale University and a Trustee of The American Friends of Eton College. He conceived and co-authored the Tales of the Hoffman, which sold over 200,000 copies. He received his Bachelor of Arts degree from Yale University. We believe Mr. McNamee's qualifications to sit on our Board include his experience serving on countless boards, his background in investment banking and experience with the financial sector and its regulatory bodies.

        Johannes M. Roth has been a director since April 2013. Mr. Roth is the founder and, since 2006, has been Managing Director and Chairman of FiveT Capital Holding AG, an investment holding company based in Switzerland with businesses specializing in asset management, risk management and alternative investments. Since 2006, Mr. Roth has been a board member of FiveT Capital AG, Zürich, Switzerland, which advises several long-only funds and operates an asset management business for high net-worth individuals. We believe Mr. Roth's qualifications to sit on our Board include his background in financial investments, financial and risk management and equity capital markets as well as his experience in management positions.

        Gregory L. Kenausis has been a director since October 2013. Mr. Kenausis is the founding partner and since 2005 has been the Chief Investment Officer of Grand Haven Capital AG, an investment firm, where he is the head of research and trading activity and is responsible for managing the fund's operations and structure. He is also an active board member of other boards of directors. We believe Mr. Kenausis' qualifications to sit on our Board include his background and senior level experience in financial investments, trading and management and equity capital markets.

        Lucas P. Schneider has served as a director since March 2017. Since 2012 Mr. Schneider has served as the Chief Executive Officer of Silvercar, an Austin, TX-based start-up that focuses on the rental car space and other vehicle mobility applications. In 2017, Sivercar was acquired by Audi AG. Prior to Silvercar, Mr. Schneider was the Chief Technology Officer of Zipcar. He served at Flexcar, as Chief Technology Officer and Vice President of Strategy. He has also held various positions with Ford. He received a Master of Business Administration, specializing in Operations and Strategy from the Tepper School of Business at Carnegie Mellon University and a Bachelor of Science degree in Mechanical Engineering from University of Texas at Austin. We believe Mr. Schneider's qualifications to sit on our Board include his extensive experience in helping guide companies, from start-ups to large enterprises, through major business milestones including IPOs, mergers, acquisitions, and product development.

        Gregory B. Graves has served as a director since May 2017. Since 2007 Mr. Graves has served as Chief Financial Officer of Entergris, a leading global developer, manufacturer and supplier of microcontamination control products, specialty chemicals and advanced materials handling solutions for manufacturing processes in the semiconductor and other high technology industries. Prior to that, he served as Senior Vice President, Strategic Planning & Business Development at Entergris. He held positions in investment banking and corporate development, including at U.S. BanCorp. Piper Jaffray from June 1998 to August 2002 and at Dain Rauscher from October 1996 to May 1998. He held positions with Deloitte, General Motors, The Pillsbury Company and RBC Capital Markets. He served as Director of Therma-wave Inc. from December 2005 to May 2007. He is a Certified Public Accountant (non-current). Mr. Graves received a Bachelor of Science degree and Masters in Accounting from the University of Alabama and a Masters of Business Administration from the Darden School at the University of Virginia. We believe Mr. Graves's qualifications to sit on our Board include his background in accounting and finance.

        Douglas T. Hickey has served as a director of the Company since October 2011. Mr. Hickey previously sat on Plug Power's Board from September 1, 2000 to April 24, 2006. Mr. Hickey was the U.S. Ambassador and Commissioner General to the Milan Expo from 2014 to 2016. Prior, Mr. Hickey served as Chief Executive Officer of BinWise, Inc., a provider of a platform for the distribution of wine, beer and spirits primarily for restaurants and hotels, from 2012 to 2014. Prior to BinWise, from 2000 to 2011, Mr. Hickey was Managing Director at Hummer Winblad Venture Partners ("HWVP"), one of the nation's leading software venture capital firms. Prior to joining HWVP, Mr. Hickey served as CEO for Critical Path, Inc., where during his tenure revenue grew from less than $1M to more than $150M and the company earned Forbes.com Number-One Fastest Growing Company Award in 2000. Mr. Hickey previously held the CEO and President position for Global Center Inc., where he grew revenue from zero to more than $50M of recurring revenue and achieved profitability. His focus on the company's strategy enabled rapid growth, securing customers like Yahoo, Netscape and Oracle, ultimately leading to the successful sale of the company to Frontier Communications Corporation, (NASDAQ:FTR). Prior to Global Center, Mr. Hickey was CEO and President of MFS DataNet, the leading supplier of data related services to internet service providers and enterprise customers worldwide. MFS grew to more than $1 billion in revenue and subsequently completed a successful IPO and trade sale. We believe Mr. Hickey's qualifications to sit on our Board include his extensive corporate leadership experience and his proven background growing revenue.

 COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

        The Board of Directors (the "Board") of the Company held ten meetings during the fiscal year ended December 31, 2017 ("Fiscal 2017"). The Board has established three standing committees, an Audit Committee (the "Audit Committee"), a Compensation Committee (the "Compensation Committee"), and a Corporate Governance and Nominating Committee (the "Governance Committee"). During Fiscal 2017, except for Doug Hickey, each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board (held during the period for which he or she has been a director) and (2) the total number of meetings of all committees of the Board on which the director served (during the periods that he or she served).

        Discussed below in greater detail, the Board administers its risk oversight function directly and through its Audit Committee, Corporate Governance and Nominating Committee, and Compensation Committee—see risk discussion in "Compensation Discussion and Analysis". The Board and each of these Committees regularly discuss with management our major risk exposures, their potential financial impact on Plug Power and the steps we take to manage them. The Audit Committee is responsible for oversight of Company risks relating to accounting matters, financial reporting and legal and regulatory compliance, while the Corporate Governance and Nominating Committee is responsible for oversight of risks relating to management and Board succession planning. The Compensation Committee is responsible for the oversight of risks related to compensation matters.

        The Chief Financial Officer and the General Counsel report to the Board regarding ongoing risk management activities at the regularly scheduled, quarterly Board meetings and may report on risk management activities more frequently, as appropriate. Additionally, risk management is a standing agenda item for the regularly scheduled, quarterly Audit Committee meetings.

Audit Committee

        The Audit Committee consists of Messrs. Graves (Chair), Willis, Roth, Kenausis, and Ms. Helmer. The Audit Committee held eight meetings during Fiscal 2017 and each member attended at least 75% of the meetings during the period in which such person served on the committee.

Audit Committee Report

        The Audit Committee of the Board is currently composed of five directors, each of whom is an independent director as defined in the NASDAQ Rules and the applicable rules of the Securities and Exchange Commission ("SEC"). In addition, the Board has made a determination that Mr. Graves qualifies as an "audit committee financial expert" as defined in the applicable rules of the SEC. Mr. Graves' designation by the Board as an "audit committee financial expert" is not intended to be a representation that he is an expert for any purpose as a result of such designation, nor is it intended to impose on him any duties, obligations, or liability greater than the duties, obligations or liability imposed on him as a member of the Audit Committee and the Board in the absence of such designation.

        The Audit Committee's primary responsibility is for oversight of the Company's accounting and financial reporting processes, audits of the Company's financial statements, and internal control over financial reporting. A more complete description of the Audit Committee's functions is set forth in the Audit Committee's charter which is published on the "Investors" section of the Company's website at www.plugpower.com.

        In accordance with the Audit Committee's charter, management has the primary responsibility for the financial statements and the financial reporting process, including maintaining an adequate system of internal controls over financial reporting. The Company's independent auditors, KPMG LLP ("KPMG"), report directly to the Audit Committee and are responsible for performing an independent audit of the Company's consolidated financial statements and internal control over financial reporting, in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee, among other matters, is responsible for (i) appointing the Company's independent auditors, (ii) evaluating such independent auditors' qualifications, independence and performance, (iii) determining the compensation for such independent registered public accounting firm, and (iv) approving all audit and non-audit services. Additionally, the Audit Committee is responsible for oversight of the Company's accounting and financial reporting processes and audits of the Company's financial statements and internal control over financial reporting, including the work of the independent auditors. The Audit Committee reports to the Board with regard to:

  •
  the scope of the annual audits;

  •
  fees to be paid to the independent auditors;

  •
  the performance of the Company's independent auditors;

  •
  compliance with accounting and financial policies; and

  •
  the Company's procedures and policies relative to the adequacy of internal accounting controls.

        The Audit Committee reviewed and discussed with management of the Company and KPMG, the Company's 2017 quarterly unaudited interim consolidated financial statements and 2017 annual consolidated financial statements, including management's assessment of the effectiveness of the Company's internal controls over financial reporting as of December 31, 2017. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and that the internal control over financial reporting was effective as of December 31, 2017.

        Additionally, the Audit Committee has discussed with KPMG any matters required to be discussed under professional standards which include, among other items, matters related to the conduct of the audits of the Company's annual consolidated financial statements and internal control over financial reporting. The Audit Committee has also discussed related party transactions, the critical accounting policies used in the preparation of the Company's annual consolidated financial statements, alternative treatments of financial information within generally accepted accounting principles that KPMG discussed with management, if any, and the ramifications of using such alternative treatments and other written communications between KPMG and management.

        KPMG has provided to the Audit Committee the written disclosures and the letter required by the applicable Public Company Accounting Oversight Board requirements for independent auditors' communications with audit committees concerning auditor independence, and the Audit Committee discussed with KPMG that firm's independence. The Audit Committee has also concluded that KPMG's performance of services is compatible with KPMG's independence.

        The Audit Committee also discussed with KPMG their overall scope and plans for their audits of the consolidated financial statements and internal control over financial reporting, and met with KPMG, with and without management present, to discuss the results of their audits and the overall quality of the Company's financial reporting. The Audit Committee also discussed with KPMG whether there were any audit problems or difficulties, and management's response.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, the inclusion of audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2017. This report is provided by the following independent directors, who constitute the Audit Committee:

  Gregory B. Graves (Chairman)
  Maureen O. Helmer
  Gary K. Willis
  Johannes M. Roth
  Gregory L. Kenausis

Independent Auditors' Fees

        The following table presents fees for professional services rendered by KPMG for the integrated audit of the Company's annual financial statements and internal control over financial reporting and fees billed for other services rendered by KPMG:

	2017	2016
Audit Fees	$670,000	$617,000
Audit-Related Fees	$202,500	$120,000
Tax Fees	—	—
All Other Fees	—	—

Total	$872,500	$737,000

        In the above table, and in accordance with SEC definitions and rules: (1) "audit fees" are fees for professional services for the audit of the Company's consolidated financial statements included in Form 10-K, audit of the Company's internal controls over financial reporting, review of unaudited interim consolidated financial statements included in Form 10-Qs, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; (2) "audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements; (3) "tax fees" are fees for tax compliance, tax advice, and tax planning; and (4) "all other fees" are fees for any services not included in the first three categories.

        The Audit Committee approved all audit and non-audit services provided to the Company by KPMG during Fiscal 2017.

Compensation Committee

        The Compensation Committee consists of Messrs. Willis (Chair), McNamee and Hickey, each of whom is an independent director under the NASDAQ Rules. The Compensation Committee held seven meetings during Fiscal 2017. See "Compensation Committee Report" and "Compensation Committee Interlocks and Insider Participation" for a further description of the activities of the Compensation Committee in Fiscal 2017. The Compensation Committee's primary responsibilities include (i) discharging the responsibilities of the Board relating to compensation of the Company's executive officers, (ii) providing oversight of the Company's benefit, perquisite and employee equity programs, and (iii) reviewing the adequacy of the Company's management succession plans. A more complete description of the Compensation Committee's functions is set forth in the Compensation Committee's charter which is published on the "Investors" section of the Company's website at www.plugpower.com.

Corporate Governance and Nominating Committee

        The Corporate Governance and Nominating Committee (the "Governance Committee") consists of Ms. Helmer and Messrs. Schneider and Hickey (Chair), each of whom is an independent director under the NASDAQ Rules. The Governance Committee held six meetings during Fiscal 2017. The

Governance Committee's responsibilities include (i) establishing criteria for Board and committee membership, (ii) considering director nominations consistent with the requirement that a majority of the Board be comprised of independent directors as defined in the NASDAQ Rules, (iii) identifying individuals qualified to become board members, and (iv) selecting the director nominees for election at each Annual Meeting of Stockholders. The Governance Committee is also responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company and periodically reviewing such guidelines and recommending any changes thereto. A more complete description of the Governance Committee's functions is set forth in the Governance Committee's charter which is published on the "Investors" section of the Company's website at www.plugpower.com.

Director Compensation

        The Compensation Committee periodically reviews the Company's Non-Employee Director Compensation Plan (the "Plan") to ensure that the compensation aligns the directors' interests with the long-term interests of the stockholders and that the structure of the compensation is simple, transparent and easy for stockholders to understand. The Compensation Committee also considers whether the Plan fairly compensates the Company's directors when considering the work required in a company of the size and scope of the Company. Employee directors do not receive additional compensation for their services as directors.

        During 2017, the Compensation Committee engaged Radford, an Aon Hewitt Company, as an independent compensation consultant to aid the Compensation Committee in its oversight of executive compensation and non-employee director compensation. See "Independent Compensation Consultant" under "Executive Compensation" for further discussion.

        Pursuant to the Plan, upon initial election or appointment to the Board, non-employee directors receive non-qualified stock options equivalent to $150,000 in value, with an exercise price equal to fair market value on the grant date, and that become fully vested and exercisable on the first anniversary of the grant date. Each year of a non-employee director's tenure, the director receives an equity grant equivalent to $125,000 in value that is paid 50% in non-qualified stock options and 50% in restricted Common Stock. The stock option portion of the grant has an exercise price equal to fair market value on the grant date and becomes fully vested and exercisable on the first anniversary of the grant date. The restricted Common Stock grant becomes fully vested on the first anniversary of the grant date.

        Under the Plan, each non-employee director is paid an annual retainer of $40,000 ($85,000 for any non-employee Chairman) for his or her services. Committee members receive additional annual retainers in accordance with the following table:

Committee	Chairman	Member
Audit Committee	$20,000	$15,000
Compensation Committee	15,000	5,000
Corporate Governance and Nominating Committee	10,000	5,000

        These additional payments for service on a committee are due to the workload and broad-based responsibilities of the committees. The total amount of the annual retainer is paid in a combination of 50% cash and 50% Common Stock, provided that the director may elect to receive a greater portion (up to 100%) of the total retainer in Common Stock. All Common Stock issued for the annual retainers is fully vested at the time of issuance and is valued at its fair market value on the date of issuance. Non-employee directors are also reimbursed for their direct expenses associated with their attendance at board meetings.

Non-Employee Director Compensation Table

        The following table provides information for non-employee directors who served during Fiscal 2017.

Name	Fees Earned or Paid in Cash ($)	Fees Earned or Paid in Stock	Stock Awards(1) ($)	Option Awards(2) ($)	Total ($)
Douglas Hickey	27,500	27,500	62,500	49,472	166,972
Gary Willis	35,000	35,000	62,500	49,472	181,972
George McNamee	45,000	45,000	62,500	49,472	201,972
Gregory Kenausis	—	55,000	62,500	49,472	166,972
Johannes Minoh Roth	—	55,000	62,500	49,472	166,972
Gregory Graves	18,961	18,961	62,500	168,285	268,707
Maureen Helmer	30,000	30,000	62,500	49,472	171,972
Larry Garberding(3)	16,072	16,072	—	—	32,144
Xavier Pontone(3)	9,890	9,890	—	—	19,780
Lucas Schneider	16,719	16,719	62,500	169,878	265,816

(1)
This column represents the aggregate grant date fair value of the stock award computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures. Fair value is calculated using the closing price of the Common Stock on the date of grant. Stock awards granted to directors vest immediately. For additional information on stock awards, refer to note 16 of the Company's consolidated financial statements in our Form 10-K for the year ended December 31, 2017, as filed with the SEC. These amounts reflect the Company's accounting expense for these awards, and do not correspond to the actual value that will be recognized by the non-employee directors.

(2)
This column represents the aggregate grant date fair value of the option award computed in accordance with FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures. For additional information on the valuation assumptions with respect to option awards, refer to note 16 of the Company's consolidated financial statements in our Form 10-K for the year ended December 31, 2017, as filed with the SEC. These amounts reflect the Company's accounting expense for these awards, and do not correspond to the actual value that will be recognized by the non-employee directors. As of December 31, 2017, the non-employee directors held options to purchase shares of Common Stock as follows: Douglas Hickey (190,343), Gary Willis (207,643), George McNamee (230,343), Gregory Kenausis (164,343), Johannes Minoh Roth (174,343), Gregory Graves (99,110), Maureen Helmer (201,643) and Lucas Schneider (130,695).

(3)
Term as director ended June 28, 2017.

Policy Governing Director Attendance at Annual Meetings

        The Board has adopted a formal policy that all directors are expected to attend the Company's Annual Meetings of Stockholders in person, unless doing so is impracticable due to unavoidable conflicts. At the time of the 2017 Annual Meeting, the Company had eleven (11) directors, nine (9) of whom attended the 2017 Annual Meeting.

Policies Governing Director Nominations

  Securityholder Recommendations

        The Governance Committee's current policy with regard to the consideration of director candidates recommended by securityholders is that it will review and consider any director candidates who have been recommended by one or more of the stockholders of the Company entitled to vote in the election of directors in compliance with the procedures established from time to time by the Governance Committee. All securityholder recommendations for director candidates must be submitted to the Company's Corporate Secretary at Plug Power Inc., 968 Albany Shaker Road, Latham, New York 12110, who will forward all recommendations to the Governance Committee. We did not receive any securityholder recommendations for director candidates for election at the 2018 Annual Meeting. All securityholder recommendations for director candidates for election at the Company's 2019 annual meeting must be submitted to the Company's Corporate Secretary not less than 90 days nor more than 120 days prior to May 16, 2019, which dates are February 15, 2019 and January 16, 2019, respectively, and must include the following information:

  •
  the name and address of record of the stockholder;

  •
  a representation that the securityholder is a record holder of the Company's stock entitled to vote in the election of directors, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

  •
  the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

  •
  a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for membership on the Board approved by the Governance Committee from time to time;

  •
  a description of all arrangements or understandings between the securityholder and the proposed director candidate;

  •
  the consent of the proposed director candidate (i) to be named in the proxy statement relating to the Annual Meeting of Stockholders and (ii) to serve as a director if elected at such annual meeting; and

  •
  any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

  Board Membership Criteria

        The Governance Committee has established criteria for membership on the Board. These criteria include the following specific, minimum qualifications that the Governance Committee believes must be met by a Governance Committee- recommended nominee for a position on the Board:

  •
  The nominee must have high personal and professional integrity, must have demonstrated exceptional ability and judgment, and must be expected, in the judgment of the Governance Committee, to be highly effective, in conjunction with the other nominees to the Board, in collectively serving the interests of the Company and its stockholders.

        In addition to the minimum qualifications for each nominee set forth above, the Governance Committee will recommend that the Board select persons for nomination to help ensure that:

  •
  the Board will be comprised of a majority of "independent directors" in accordance with NASDAQ rules;

  •
  each of the Audit, Compensation and Governance Committees shall be comprised entirely of independent directors;

  •
  each member of the Audit Committee is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement; and

  •
  at least one member of the Audit Committee has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        Finally, in addition to any other standards the Governance Committee may deem appropriate from time to time for the overall structure and composition of the Board, the Governance Committee, when recommending that the Board select persons for nomination, may consider whether the nominee has direct experience in the industry or in the markets in which the Company operates.

        The Governance Committee will recommend to the Board the nomination of the director candidates who it believes will, together with the existing members of the Board and other nominees, best serve the interests of the Company and its stockholders.

  Identifying and Evaluating Nominees

        In considering whether to recommend any candidate for inclusion in the Board's slate of recommended director nominees, including candidates recommended by shareholders, the Company's Corporate Governance and Nominating Committee will apply the criteria set forth in our Corporate Governance Guidelines. These criteria include the candidate's integrity, business acumen, age, experience, commitment, diligence, conflicts of interest and the ability to act in the interests of all shareholders. Our Corporate Governance Guidelines specify that the value of diversity on the Board should be considered by the Corporate Governance and Nominating Committee in the director identification and nomination process. The Committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law. For a more comprehensive discussion of our Corporate Governance and Nominating Committee's current policy with regard to the consideration of director candidates, please refer to "Policies Governing Director Nominations."

        To review the effectiveness of assessing the diverse skills, qualifications and backgrounds of director nominations, the Board and each of the three standing Board Committees conduct annual self-evaluations. In addition, the Corporate Governance and Nominating Committee monitors the effectiveness of these procedures on an ongoing basis.

Contacting the Board of Directors

        You may contact any director of the Company by writing to them c/o Plug Power Inc., 968 Albany Shaker Road, Latham, New York 12110, Attention: Corporate Secretary. Your letter should clearly specify the name of the individual director or group of directors to whom your letter is addressed. Any communications received in this manner will be forwarded as addressed.

 INFORMATION ABOUT OUR EXECUTIVE OFFICERS

        The names and ages of all executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below. The ages of and biographical information regarding each executive officer is based on information furnished to the Company by each executive officer and is as of March 26, 2018.

Executive Officers	Age	Position
Andrew Marsh	62	President, Chief Executive Officer and Director
Paul B. Middleton	50	Senior Vice President and Chief Financial Officer
Keith C. Schmid	55	Senior Vice President and Chief Operating Officer
Gerard L. Conway, Jr.	53	General Counsel, Corporate Secretary and Senior Vice President
Jose Luis Crespo	48	Vice President, Global Sales
Martin D. Hull	50	Corporate Controller and Chief Accounting Officer

        The biographies of each of the executive officers below contains information regarding the person's service as an executive, business experience, director positions held currently or at any time during the last five years, and information regarding the experiences, qualifications, attributes or skills that caused the Corporate Governance Committee and the Board to determine that the person should serve as an executive officer.

        Andrew Marsh's biographical information can be found in "Information about our Directors" in this Proxy Statement.

        Paul B. Middleton joined Plug Power Inc. as Senior Vice President and Chief Financial Officer in 2014. Prior to Plug Power, Mr. Middleton worked at Rogers Corp., a global manufacturer and distributor of specialty polymer composite materials and components, from 2001 to 2014. During his tenure at Rogers Corp., Mr. Middleton served in many senior financial leadership roles, including Corporate Controller and Principal Accounting Officer, Treasurer and Interim Chief Financial Officer. Prior to Rogers Corp., Mr. Middleton managed all financial administration for the tools division of Coopers Industries from 1997 to 2001. Mr. Middleton holds a Master of Science in Accounting and a BBA from the University of Central Florida. Additionally, he is a Certified Public Accountant.

        Keith C. Schmid joined Plug Power Inc. as Senior Vice President and Chief Operating Officer in 2013. Mr. Schmid served as President of SPS Solutions, a power solutions and energy storage consulting firm, from 2011 to 2013. Previously, Mr. Schmid served as CEO of Boston-Power Incorporated, a provider of large format lithium ion battery solutions, in 2011, and as President and CEO of Power Distribution Incorporated, a power distribution and protection company, from 2007 to 2010. In addition, Mr. Schmid held the position of General Manager, Industrial Energy Division—Americas for Exide Technologies from 2001 to 2007. Mr. Schmid holds a Master of Science degree in Engineering and an M.B.A. from the University of Wisconsin-Madison.

        Gerard L. Conway, Jr. has served as General Counsel and Corporate Secretary since September 2004 and, since March 2009, has also served as Senior Vice President. In that capacity, Mr. Conway is responsible for advising the Company on legal issues such as corporate law, securities, contracts, strategic alliances and intellectual property. He also serves as the Compliance Officer for securities matters affecting the Company. During his tenure, Mr. Conway served as Vice President of Government Relations from 2005 to June 2008 and in that capacity he advocated on energy issues, policies, legislation and regulations on the state, federal, national and international levels on behalf of the Company and the alternative energy sector. Prior to his appointment to his current position, Mr. Conway served as Associate General Counsel and Director of Government Relations for the Company beginning in July 2000. Prior to joining Plug Power, Mr. Conway spent four years as an Associate with Featherstonhaugh, Conway, Wiley & Clyne, LLP, where he concentrated in government relations, business and corporate law. Mr. Conway has more than twenty years of experience in general business, corporate real estate and government relations. Mr. Conway holds a Bachelor of Arts degree in English and Philosophy from Colgate University and a Juris Doctorate from Boston University School of Law.

        Jose Luis Crespo joined the Company as Vice President of Business and International Sales in 2014. He was promoted to Vice President of Global Sales in January of 2015. Prior to joining the Company, Mr. Crespo served as Vice President of International Value Stream at Smiths Power, a supplier of power distribution, conditioning, protection and monitoring solutions for data centers, wireless communications and other critical or high-value electrical systems, from 2009 to 2013. Mr. Crespo holds a Masters in Business Administration from the University of Phoenix and a degree in Telecommunications Engineering from the Engineering University of Madrid, Spain.

        Martin D. Hull joined Plug Power Inc. as Corporate Controller and Chief Accounting Officer in April 2015. Prior to that, he was a principal and director with the certified public accounting firm of Marvin and Company, P.C. from November 2012 to March 2015. Prior to that, Mr. Hull was with KPMG LLP, serving as partner from October 2004 to September 2012, and has a total of 24 years of public accounting experience. Mr. Hull holds a Bachelors of Business Administration with a concentration in Accounting from the University of Notre Dame. Additionally, he is a Certified Public Accountant.

        Subject to any terms of any employment agreement with the Company (as further described in this Proxy Statement), each of the executive officers holds his or her respective office until the regular annual meeting of the Board following the Annual Meeting of Stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        We provide what we believe is a competitive total compensation package to our executive management team through a combination of base salary, annual incentive bonuses, long-term equity incentive compensation, and broad-based benefits programs. We place emphasis on pay-for-performance based incentive compensation, which is designed to reward our executives based on the achievement of predetermined performance goals. This Compensation Discussion and Analysis explains our compensation objectives, policies and practices with respect to each individual serving as our Chief Executive Officer or Chief Financial Officer during 2017 and the three most highly-compensated executive officers other than our Chief Executive Officer and Chief Financial Officer, who are collectively referred to as the "named executive officers."

        In accordance with Section 14A of the Exchange Act, we are providing the Company's stockholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers at the 2018 Annual Meeting (See Proposal 3). The Company's stockholders were also provided this opportunity at the 2017 Annual Meeting and voted in favor of that non-binding, advisory resolution. The Compensation Committee evaluated the results of the 2017 advisory vote approving the compensation of our named executive officers as well as discussions we have had in recent years with our stockholders and the other factors discussed in this Compensation Discussion and Analysis when evaluating our executive compensation and compensation policies and practices. While each of these factors informed the Compensation Committee's decisions regarding our executive compensation program, the Compensation Committee did not implement changes to our executive compensation program as a result of the stockholder advisory vote.

Objectives of Our Executive Compensation Programs

        Our compensation programs for our named executive officers are designed to achieve the following objectives:

  •
  Attract and retain talented and experienced executives;

  •
  Motivate and reward executives whose knowledge, skills and performance are critical to our success;

  •
  Provide a competitive compensation package which is weighted towards pay-for-performance and in which total compensation is primarily determined by Company and individual results and the creation of shareholder value;

  •
  Ensure fairness among the executive management team by recognizing the contributions each executive makes to our success; and

  •
  Motivate our executives to manage our business to meet our short- and long-term objectives and reward them for meeting these objectives.

Independent Compensation Consultant

        During 2017, the Compensation Committee retained Radford, an Aon Hewitt Company, as an independent compensation consultant to provide advisory services to aid the Compensation Committee in its oversight of executive compensation. Radford did not perform any other services for the Company in 2017. The Compensation Committee provided Radford with background regarding the goals of our compensation program and the parameters of the competitive review of executive compensation packages to be conducted by Radford. Radford was instructed to benchmark all components of compensation for all executive officer positions, including base salary, bonus and equity compensation. The Compensation Committee also instructed Radford to review the public disclosure by our peer companies concerning their executive compensation models and guidelines and compare them to our actual compensation practices.

        Our peer companies included the following: AeroVironment, Allied Motion Technologies, Ambarella, Ballard Power Systems, CalAmp, Clean Energy Fuels, EMCORE, FormFactor, FuelCell Energy, Inphi, InvenSense, iRobot, Maxwell Technologies, Mercury Systems, MTS Systems Corporation, Rambus, Silver Spring Networks, and Stoneridge.

Our Executive Compensation Programs

        Our executive compensation primarily consists of base salary, annual incentive bonuses, long-term equity incentive compensation and broad-based benefits programs. Consistent with the emphasis we place on pay-for-performance based incentive compensation, long-term equity incentive compensation in the form of stock options and restricted stock constitute a significant portion of our total executive compensation.

        Within the context of the overall objectives of our compensation programs, our Compensation Committee determined the specific amounts of compensation to be paid to each of our executives in 2017 based on a number of factors, including:

  •
  Its review of the report provided by Radford in 2017 showing the amount of compensation paid by our peer companies to their executives with similar roles and responsibilities;

  •
  Our executives' performance during 2017 in general and as measured against predetermined performance goals;

  •
  The nature, scope and level of our executives' responsibilities;

  •
  Our executives' effectiveness in leading the Company's initiatives to increase customer value, productivity and revenue growth;

  •
  The individual experience and skills of, and expected contributions from, our executives;

  •
  The executive's contribution to the Company's commitment to corporate responsibility, including the executive's success in creating a culture of unyielding integrity and compliance with applicable law and the Company's ethics policies;

  •
  The amounts of compensation being paid to our other executives;

  •
  The executive's contribution to our financial results;

  •
  Our executives' historical compensation at our Company; and

  •
  Any contractual commitments we have made to our executives regarding compensation.

        Each of the primary elements of our executive compensation is discussed in detail below, including a description of the particular element and how it fits into our overall executive compensation. Compensation paid to our named executive officers in 2017 is discussed under each element. In the descriptions below, we have identified particular compensation objectives which we have designed our executive compensation programs to serve; however, we have designed our compensation programs to complement each other and to collectively serve all of our executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that, as a part of our overall executive compensation, each element to a greater or lesser extent serves each of our objectives.

  Base Salary

        We pay our executives a base salary which we review and determine annually. We believe that a competitive base salary is a necessary element of any compensation program designed to attract and retain talented and experienced executives. We also believe that attractive base salaries can motivate and reward executives for their overall performance. Base salaries are, in part, established based on the individual experience, skills, expected contributions of our executives, and our executives' performance during the prior year.

        After a review of 2016 base salaries, and in consideration of the recommendations made by Radford, we did not implement increases to the base salary of any of our named executive officers for 2017. The annual base salaries of our named executive officers for 2017 and 2016 were as follows: Mr. Marsh—$600,000; Mr. Middleton—$375,000; Mr. Schmid—$391,000; Mr. Conway—$280,000, and Mr. Crespo—$220,000. Our executives' base salaries reflect the initial base salaries that we negotiated with each of our executives at the time of his or her initial employment or promotion and our subsequent adjustments to these amounts to reflect market increases, the growth and stage of development of our Company, our executives' performance and increased experience, any changes in our executives' roles and responsibilities, and other factors. The initial base salaries that we negotiated with our executives were based on our understanding of the market at the time, the individual experience and skills of, and expected contribution from, each executive, the roles and responsibilities of the executive, the base salaries of our existing executives, and other factors.

  Annual Incentive Bonuses

        Our named executive officers are eligible to receive annual incentive bonuses based on our pay-for-performance incentive compensation program. They are eligible to receive annual incentive bonuses primarily based upon their performance as measured against predetermined individual performance goals, including financial measures, achievement of strategic objectives, and other factors. The primary objective of this program is to motivate and reward our named executive officers for meeting individual performance goals. We do not believe that every important aspect of executive performance is capable of being specifically quantified in a predetermined performance goal. For example, events outside of our control may occur after we have established the named executive officers' individual performance goals for the year that require our named executive officers to focus their attention on different or other strategic initiatives; thus, the individual performance goals may be modified during the fiscal year by the President and Chief Executive Officer, or the Board in the case of the President and Chief Executive Officer himself, to account for such events.

        Within our pay-for-performance incentive compensation program, specific performance attainment levels are indicated for each performance goal. These performance attainment levels correlate to potential bonus award amounts that are calculated as a percentage of each executive's base salary.

        We established target and threshold attainment levels for each of our named executive officers based on a percentage of his or her base salary. For Mr. Marsh, the target and threshold levels were both set at 100% of his base salary. For Mr. Middleton and Mr. Schmid, the target and threshold levels were set at 100% and 65%, respectively, of their base salary. For Mr. Crespo, the target and threshold levels were set at 200% and 100%, respectively, of his base salary. For Mr. Conway, the target and threshold levels were set at 75% and 30%, respectively, of his base salary. Because the annual incentive bonuses are payable based on the achievement of each of several different performance goals, the executive officer may earn a bonus in an amount equal to between 0% and 100% (or 0% and 200% in the case of Mr. Crespo, and 0% and 75% in the case of Mr. Conway) of his base salary given his actual performance. If a performance goal is not met, then the executive does not earn the portion of the bonus award attributable to that objective. The threshold level for each performance goal is considered challenging for the executive to attain, and the executive would meet expectations if he achieved this level. The target attainment level is considered the maximum, or target, level for each performance goal because it is most challenging for the executive to attain, and the executive would need to exceed expectations to achieve this level. The threshold and target performance attainment levels are intended to provide for correspondingly greater or lesser incentives in the event that performance is within an appropriate range above or below the target performance attainment level.

        In order to link each executive's performance to corporate-wide strategy, the executives' individual performance goals directly correlate to our corporate milestones, which are recommended by management and adopted or modified by the Board after appropriate consideration and review. The executives' individual performance goals are determined in the same way as the corporate milestones such that management reviews how each executive may contribute to the corporate milestones and recommends individual performance goals to the Board. The Board, after appropriate consideration and review, approves or modifies the individual performance goals. For 2017, the individual performance goals, as well as the corporate milestones, included (i) annual product order targets, (ii) revenue, (iii) gross margins and (iv) operating cash flows. Each performance goal is given a relative weighting for each executive such that the achievement of (or failure to achieve) certain objectives has a greater impact on the potential bonus award. For 2017, the goals were weighted as follows for Messrs. Marsh, Middleton, Schmid, and Conway: order targets—25%, revenue—25%, gross margins—25% and operating cash flows—25%. For Mr. Crespo, the goals were weighted 50% towards order targets and 50% toward revenue. Because disclosure of the specific individual performance goals would give competitors information that could be leveraged for competitive advantage, we do not disclose these specific individual performance goals or our executives' actual performance against such goals.

        After completion of the fiscal year, initially the Chief Executive Officer and other members of management, as appropriate, make a recommendation to the Compensation Committee of the Board for each executive's potential bonus amount based on his level of attainment of each of his individual performance goals (with the exception of the Chief Executive Officer himself whose level of attainment is evaluated by the Compensation Committee directly). The Board, after review and discussion and recommendation from the Compensation Committee, determines the final level of attainment for each executive's individual performance goals.

        In 2017, Mr. Marsh earned a bonus of $150,000, or 25% of his annual base salary. Mr. Middleton earned a bonus of $93,750, or 25% of his annual base salary. Mr. Schmid earned a bonus of $97,750, or 25% of his annual base salary. Mr. Crespo earned a bonus of $220,000, or 100% of his annual base salary. Mr. Conway earned a bonus of $52,500, or 18.75% of his annual base salary. Annual bonus awards made to the named executive officers in 2018 for performance in 2017 are reflected in the Non-Equity Incentive Plan Compensation column of the "Summary Compensation Table".

  Long-Term Equity Incentive Compensation

        We grant long-term equity incentive awards in the form of stock options and restricted stock to executives as part of our total compensation package. Consistent with our emphasis on pay-for-performance based incentive compensation, these awards represent a significant portion of total executive compensation. Based on the stage of our Company's development and the incentives we aim to provide to our executives, we have chosen to use either stock options or a combination of stock options and restricted stock as our long- term equity incentive awards. Our decisions regarding the amount and type of long-term equity incentive compensation and relative weighting of these awards among total executive compensation have also been based on our understanding of market practices of similarly situated companies and our negotiations with our executives in connection with their initial employment or promotion by our Company.

        Additionally, the Board adopted stock ownership guidelines for executives, including the named executive officers, and these guidelines are also considered when granting long-term equity incentive awards to executives. The ownership guidelines provide a target level of Company equity holdings with which named executive officers are expected to comply within five (5) years or the date the individual is first appointed as an executive. The target stock holdings are determined as a multiple of the named executive officer's base salary (5x for the Chief Executive Officer and 3x for the other named executive officers) and then converted to a fixed number of shares using a 200-day average stock price. The following shares count in determining compliance with the stock ownership guidelines: (i) shares owned outright by the executive or his or her immediate family members residing in the same household; (ii) shares held in the Plug Power Inc. Savings and Retirement Plan; (iii) restricted stock issued as part of an executive's annual or other bonus whether or not vested; (iv) shares acquired upon the exercise of employee stock options; (v) shares underlying unexercised employee stock options times a factor of thirty-three percent; and (vi) shares held in trust. The named executive officers who are required to be in compliance with the stock ownership guidelines are in compliance.

        Stock option awards provide our executive officers with the right to purchase shares of Common Stock at a fixed exercise price typically for a period of up to ten years, subject to continued employment with our Company. Stock options are earned on the basis of continued service and generally vest over three years, beginning with one-third vesting on the first anniversary of the grant date, one- third vesting on the second anniversary of the grant date and the final one-third vesting on the third anniversary of the grant date, subject to acceleration in certain circumstances. Stock option awards are made pursuant to our Second Amended and Restated 2011 Stock Option and Incentive Plan. Except as may otherwise be provided in the applicable stock option award agreement, stock option awards become fully exercisable upon a change of control. The exercise price of each stock option is the closing price of Common Stock on the NASDAQ Capital Market as of the option grant date.

        Grants to new hires and grants relating to an existing executive officer's promotion may be made on a periodic basis. All grants to executive officers are approved by the Compensation Committee. We consider a number of factors in determining the number of stock options, if any, to grant to our executives, including:

  •
  the number of shares subject to, and exercise price of, outstanding options, both vested and unvested, held by our named executive officers;

  •
  the vesting schedule of the unvested stock options held by our named executive officers; and

  •
  the amount and percentage of our total equity on a diluted basis held by our named executive officers.

        Restricted stock awards provide our executive officers with a long-term incentive alternative to the stock option awards. Restricted stock awards vest subject to both continued employment of the executive by the Company and either time-based vesting or vesting based on satisfaction of specified performance objectives.

  Broad-Based Benefits

        All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental, and vision care coverage, disability insurance and life insurance, and our 401(k) plan.

  Relationship of Executive Compensation to Risk

        The Compensation Committee considers whether the design of the Company's executive compensation program encourages senior executives to engage in excessive risk-taking. The Compensation Committee reviews the overall program design, as well as the balance between short-term and long-term compensation, the metrics used to measure performance and the award opportunity under the Company's incentive compensation program, and the implementation of other administrative features designed to mitigate risk such as vesting requirements and stock ownership guidelines as described above. Based on its review, the Compensation Committee believes that the Company's executive compensation program is aligned to the interests of stockholders, appropriately rewards pay for performance, and does not promote unnecessary and excessive risk.

Our Executive Compensation Process

        The Compensation Committee of our Board is responsible for determining the compensation for our named executive officers. The Compensation Committee is composed entirely of non-employee directors who are "independent" as that term is defined in the applicable NASDAQ rules. In determining executive compensation, our Compensation Committee annually reviews the performance of our executives with our Chief Executive Officer, and our Chief Executive Officer makes recommendations to our Compensation Committee with respect to the appropriate base salary, annual incentive bonuses and performance measures, and grants of long-term equity incentive awards for each of our executives. The Chairman of the Compensation Committee makes recommendations to the Compensation Committee with regards to the Chief Executive Officer's compensation. The Compensation Committee makes its determination regarding executive compensation and then recommends such determination to the Board. The Board ultimately approves executive compensation.

        As a result, the total amount of compensation that we paid to our executives, the types of executive compensation programs we maintained, and the amount of compensation paid to our executives under each program has been determined by our Compensation Committee and Board based on their understanding of the market, experience in making these types of decisions, and judgment regarding the appropriate amounts and types of executive compensation to provide.

Compensation Committee Report

        The following Report of the Compensation Committee of the Board of Directors on Executive Compensation will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

        The Compensation Committee reviews and evaluates individual executive officers and determines the compensation for each executive officer (See "Executive Compensation"). The Compensation Committee also oversees management's decisions concerning the performance and compensation of other Company officers, administers the Company's incentive compensation and other stock-based plans, evaluates the effectiveness of its overall compensation programs, including oversight of the Company's benefit, perquisite and employee equity programs, and reviews the Company's management succession plans. A more complete description of the Compensation Committee's functions is set forth in the Compensation Committee's charter which is published on the "Investors" section of the Company's website at www.plugpower.com. Each member of the Compensation Committee is an independent director as defined in the NASDAQ Rules.

        In general, the Compensation Committee designs compensation to attract, retain and motivate a superior executive team, reward individual performance, relate compensation to Company goals and objectives and align the interests of the executive officers with those of the Company's stockholders. We rely upon our judgment about each individual—and not on rigid guidelines or formulas, or short-term changes in business performance—in determining the amount and mix of compensation elements for each senior executive officer. Key factors affecting our judgments include: the executive's performance compared to the goals and objectives established for the executive at the beginning of the year; the nature, scope and level of the executive's responsibilities; the executive's contribution to the Company's financial results; the executive's effectiveness in leading the Company's initiatives to increase customer value, productivity and revenue growth; and the executive's contribution to the Company's commitment to corporate responsibility, including the executive's success in creating a culture of unyielding integrity and compliance with applicable law and the Company's ethics policies.

        The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with Management. Based on its review and discussions with Management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and the Company's proxy statement relating to the Company's 2018 annual meeting of stockholders. This report on executive compensation for is provided by the undersigned members of the Compensation Committee of the Board of Directors.

Gary K. Willis (Chairman)
George C. McNamee
Douglas Hickey

Compensation Committee Interlocks and Insider Participation

        During 2017, Messrs. Willis (Chairman), McNamee and Hickey served as members of the Compensation Committee. None of them had any relationship with the Company requiring disclosure under applicable rules and regulations of the SEC.

Summary Compensation

        The following table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid in the last three fiscal years to the Company's named executive officers.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Andrew J. Marsh	2017	600,000	2,366,000	150,000	14,100	(3)	3,130,100
President, Chief Executive	2016	600,000	1,303,125	300,000	13,750	(3)	2,216,875
Officer and Director	2015	600,000	1,475,000	450,000	13,750	(3)	2,538,750
Paul B. Middleton	2017	375,000	929,500	93,750	14,100	(4)	1,412,350
Chief Financial Officer and	2016	375,000	417,000	187,500	13,750	(4)	993,250
Senior Vice President	2015	375,000	491,750	281,250	40,750	(4)	1,188,750
Jose Luis Crespo	2017	220,000	549,250	220,000	14,100	(5)	1,003,350
Vice President—Global	2016	220,000	278,000	440,000	13,750	(5)	951,750
Sales	2015	220,000	491,750	440,000	13,750	(5)	1,165,500
Keith Schmid	2017	391,000	1,098,500	97,750	14,100	(6)	1,601,350
Chief Operating Officer and	2016	391,000	347,500	195,500	13,750	(6)	947,750
Senior Vice President	2015	391,000	491,750	293,250	13,750	(6)	1,189,750
Gerard L. Conway, Jr.	2017	280,000	549,250	52,500	14,100	(7)	895,850
General Counsel, Corporate	2016	280,000	208,500	105,000	13.750	(7)	607,250
Secretary and Senior Vice	2015	280,000	393,400	157,500	13,750	(7)	844,650
President

(1)
This column represents the aggregate grant date fair value of the option award computed in accordance with FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures. For additional information on the valuation assumptions with respect to option awards, refer to note 16 of the Company's consolidated financial statements in our Form 10-K for the year ended December 31, 2017, as filed with the SEC. These amounts reflect the Company's accounting expense, excluding the impact of estimated forfeitures, for these awards, and do not correspond to the actual value that will be recognized by the named executives.

(2)
This column represents the dollar amount of bonuses earned by executives under our non-equity incentive plan.

(3)
Includes the Company's share of contributions on behalf of Mr. Marsh to the Plug Power 401(k) savings plan in the amount of $13,500, $13,250 and $13,250, in the years ended 2017, 2016 and 2015, respectively, and payments of $600, $500, and $500 for life insurance premiums in each of the years ended December 31, 2017, 2016 and 2015, respectively.

(4)
Includes the Company's share of contributions on behalf of Mr. Middleton to the Plug Power 401(k) savings plan in the amount of $13,500, 13,250 and $13,250 in the years ended December 31, 2017, 2016 and 2015, respectively, payment of $600, $500 and $500 for life insurance premiums in the years ended December 31, 2017, 2016 and 2015, respectively, and payment of $27,000 for moving and relocation expenses in the year ended December 31, 2015.

(5)
Includes the Company's share of contributions on behalf of Mr. Crespo to the Plug Power 401(k) savings plan in the amount of $13,500, $13,250, and 13,250 in the years ended December 31,2017, 2016 and 2015, respectively, and payment of $600, $500 and $500 for life insurance in the years ended December 31, 2017. 2016 and 2015, respectively.

(6)
Includes the Company's share of contributions on behalf of Mr. Schmid to the Plug Power 401(k) savings plan in the amount of $13,500, $13,250, and $13,250, in the years ended December 31, 2017, 2016, and 2015, respectively, and payment of $600, $500, and $500, for life insurance premiums for the years ended December 31, 2017, 2016, and 2015, respectively.

(7)
Includes the Company's share of contributions on behalf of Mr. Conway to the Plug Power 401(k) savings plan in the amount of $13,500, $13,250 and $13,250 in the years ended December 31, 2017, 2016 and 2015, respectively, payments of $600, $500, and $500 for life insurance premiums in each of the years ended December 31, 2017, 2016, and 2015, respectively.

        Pay Ratio Disclosure Rule.    Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), the SEC adopted a rule requiring annual disclosure of the ratio of the median employee's annual total compensation to the total annual compensation of the principal executive officer ("PEO"). The PEO of our Company is Mr. Marsh.

        We believe that our compensation philosophy must be consistent and internally equitable to motivate our employees to create shareholder value. The purpose of the new required disclosure is to provide a measure of the equitability of pay within the organization. We are committed to internal pay equity, and our Compensation Committee monitors the relationship between the pay our PEO receives and the pay our non-executive employees receive.

        For 2017, the annual total compensation of Mr. Marsh, our PEO, of $3,130,100 as shown in the Summary Compensation Table above, was approximately 56 times the annual total compensation of $56,282 of a median employee calculated in the same manner. We identified the median employee using the amount reported as compensation on the employee's Form W-2 for the year ended December 31, 2017 for all individuals who were employed by us on December 31, 2017, the last day of our payroll year (whether employed on a full-time, part-time, or seasonal basis).

Grants of Plan-Based Awards

				All Other Option Awards: Number of Securities Underlying Options (#)(1)
	Estimated future payouts under non-equity incentive plan awards					Grant Date Fair Value of stock and option Awards(3)
					Exercise or Base Price of Option Awards ($/Sh)(2)
Name	Threshold ($)	Target ($)	Grant Date
Andrew Marsh	600,000	600,000	08/31/17	1,400,000	2.14	2,366,000
Paul B. Middleton	243,750	375,000	08/31/17	550,000	2.14	929,500
Jose Luis Crespo	220,000	440,000	08/31/17	325,000	2.14	549,250
Keith Schmid	254,150	391,000	08/31/17	650,000	2.14	1,098,500
Gerard L. Conway, Jr	84,000	210,000	08/31/17	325,000	2.14	549,250

(1)
This column shows the number of stock options granted in 2017 to the named executives. These options generally vest and become exercisable ratably in three equal annual installments, beginning one year from the date of grant.

(2)
This column shows the per share exercise price for the stock options granted, which was the closing price of our Common Stock on the date of grant.

(3)
This column represents the aggregate grant date fair value of the stock awards and option awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures. For additional information on the valuation assumptions with respect to option awards, refer to note 16 of the Company's consolidated financial statements in our Form 10-K for the year ended December 31, 2017, as filed with the SEC. These amounts reflect the Company's accounting expense for these awards, excluding the impact of estimated forfeitures, and do not correspond to the actual value that will be recognized by the named executives.

Outstanding Equity Awards at Fiscal Year-End

        The following table provides information on the holdings of stock options by the named executive officers as of December 31, 2017. There were no other stock awards held by the named executive officers as of December 31, 2017. For additional information about the option awards, see the description of equity incentive compensation in the section titled "Compensation Discussion and Analysis."

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable(2)	Option Exercise Price	Option Expiration Date
Andrew Marsh	40,000	—	35.80	4/8/18
	250	—	9.50	5/20/19
	106,600	—	6.10	4/13/21
	200,000	—	2.17	12/13/21
	200,000	—	0.37	7/24/23
	1,000,000	—	5.39	7/24/24
	500,000	250,000	2.43	7/23/25
	312,500	625,000	1.72	8/9/26
	—	1,400,000	2.14	8/31/27
Paul B. Middleton	250,000	—	3.54	12/1/24
	166,667	83,333	2.43	7/23/25
	100,000	200,000	1.72	8/9/26
	—	550,000	2.14	8/31/27
Keith Schmid	400,000	—	0.57	10/23/23
	400,000	—	5.39	7/24/24
	166,667	83,333	2.43	7/23/25
	83,333	166,667	1.72	8/9/26
	—	650,000	2.14	8/31/27
Gerard L. Conway, Jr.	2,700	—	26.00	1/24/18
	250	—	9.50	5/20/19
	41,000	—	6.10	4/13/21
	16,666	—	2.17	12/13/21
	133,333	—	0.37	7/24/23
	250,000	—	5.39	7/24/24
	133,333	66,667	2.43	7/23/25
	50,000	100,000	1.72	8/9/26
	—	325,000	2.14	8/31/27
Jose Luis Crespo	200,000	—	4.41	2/26/24
	50,000	—	5.39	7/24/24
	166,667	83,333	2.43	7/23/25
	66,667	133,333	1.72	8/9/26
	—	325,000	2.14	8/31/27

(1)
This column represents the number of shares of Common Stock that have vested as of December 31, 2017.

(2)
This column represents the number of shares of Common Stock that have not vested as of December 31, 2017.

Option Exercises and Stock Vested

        The following table sets forth information with respect to each of the named executive officers that exercised stock options or vested in restricted stock during the year ended December 31, 2017.

Option Exercises and Stock Vested—2017

	Option awards		Stock awards
Name	Number of shares acquired on exercise	Value realized on exercise ($)	Number of shares acquired on vesting	Value realized on vesting(1)
Paul B. Middleton	—	—	13,334	$31,468

(1)
Amounts disclosed in this column were calculated based on the fair market value of the shares on the date of settlement upon vesting.

Employment Agreements

        The Company and Mr. Marsh are parties to an employment agreement which renews automatically for successive one-year terms unless Mr. Marsh or the Company gives notice to the contrary. Mr. Marsh receives an annual base salary of $600,000 and is eligible to: (i) receive an annual incentive bonus of up to an amount equal to one hundred percent (100%) of his annual base salary; (ii) participate in all savings and retirement plans; and (iii) participate in all benefit and executive perquisites. Mr. Marsh's employment may be terminated by the Company with or without "Cause," as defined in the agreement, or by Mr. Marsh for "Good Reason," as defined in the agreement and includes a material negative change in his compensation or responsibilities or a material change to his current geographic work location, or without "Good Reason" upon written notice of termination to the Company. If Mr. Marsh's employment is terminated by the Company for any reason other than Cause, death or disability, or in the event that Mr. Marsh terminates his employment with the Company and is able to establish "Good Reason," the Company is obligated to pay Mr. Marsh the sum of the following amounts:

  (a)
  one (1) times annual base salary and

  (b)
  one (1) times the annual incentive bonus for the immediately preceding fiscal year.

        In addition, as of the date of termination, any restricted stock, stock options and other stock awards held by Mr. Marsh will accelerate vesting as if he had remained an employee for an additional twelve (12) months following the date of termination. Further, the Company is required to continue paying for health insurance and other benefits for Mr. Marsh and his eligible family members for twelve (12) months following his termination. The agreement also provides, among other things, that if, within twelve (12) months after a "Change of Control," as defined in the agreement, the Company terminates Mr. Marsh's employment without Cause, then he is be entitled to:

            (i)  receive a lump sum payment equal to three (3) times the sum of (1) his current annual base salary plus (2) his average annual incentive bonus over the three (3) fiscal years prior to the Change of Control (or his annual incentive bonus for the fiscal year immediately preceding to the Change of Control, if higher),

           (ii)  accelerated vesting of his stock options and other stock-based awards that would have vested had he remained an active employee for twelve (12) months following his termination, and

          (iii)  receive benefits, including health and life insurance for twelve (12) months following the Change of Control.

        The Company and Messrs. Middleton, Schmid, Conway, and Crespo are parties to Executive Employment Agreements pursuant to which if any of their employment is terminated by the Company for any reason other than "Cause," as defined in the agreement, death or disability, or in the event that any terminates his employment with the Company and is able to establish "Good Reason," as defined in the agreement and includes a material negative change in his compensation or responsibilities or a material change to his current geographic work location, the Company is obligated to pay each an amount equal to his annual base salary. In addition, as of the date of termination, any restricted stock, stock options and other stock awards held by each will accelerate vesting as if he had remained an employee for an additional twelve (12) months following the date of termination. Further, the Company is required to continue paying for a portion of health insurance for each and his eligible family members for twelve (12) months following his termination.

        In addition, Messrs. Middleton, Schmid, Conway and Crespo are entitled to exercise any vested stock options for twelve (12) months following the date of termination and the Company is required to continue paying health insurance and other benefits to each and his eligible family members for twelve (12) months following his termination. The Executive Employment Agreements also provide, among other things, that if, within twelve (12) months after a "Change of Control," as defined in the agreement, the Company terminates such executive's employment without Cause, then such executive shall be entitled to:

  (i)
  receive a lump sum payment equal to the sum of (1) his average annual base salary over the three (3) fiscal years immediately prior to the Change of Control (or the executive's annual base salary in effect immediately prior to the Change of Control, if higher) and (2) his average annual bonus over the three (3) fiscal years prior to the Change of Control (or the executive's annual bonus in effect immediately prior to the Change of Control, if higher),

  (ii)
  accelerated vesting of his stock options and other stock-based awards that would have vested had he remained an active employee for twelve (12) months following his termination, and

  (iii)
  receive benefits, including health and life insurance for twelve (12) months following the Change of Control.

        The Company and Messrs. Marsh, Middleton, Schmid, Conway and Crespo are parties to employment agreements, respectively, that provide for a potential payment upon termination of employment other than for "Cause" as discussed above in Employment Agreements.

        Such payments by the Company to any of the executives are subject to the executive signing a general release of claims in a form and manner satisfactory to the Company. An executive is not entitled to receive any such payment in the event he breaches the Employee Patent, Confidential Information and Non-Compete Agreement referenced in the executive's respective agreement or any non-compete, non-solicit or non-disclosure covenants in any agreement between the Company and such executive. We agreed to provide severance payments to such executives in these circumstances based on our negotiations with each of our executives at the time they joined our Company, or as negotiated subsequent to hiring, and in order to provide a total compensation package that we believed to be competitive. Additionally, we believe that providing severance upon a termination without cause can help to encourage our executives to take the risks that we believe are necessary for our Company to succeed and also recognizes the longer hiring process typically involved in hiring a senior executive.

        If Mr. Marsh had been terminated without cause on December 31, 2017, the approximate value of the severance package, including, as mentioned above in Employment Agreements, salary, benefits and equity awards, under his employment agreement would have been $1,245,915. If Mr. Middleton, Mr. Schmid, Mr. Conway, or Mr. Crespo had been terminated without cause on December 31, 2017, the approximate value of the severance packages, including, as mentioned above in Employment Agreements, salary, benefits and equity awards, under the employment agreement for such named executive would have been: Mr. Middleton—$700,846, Mr. Schmid—$722,436, Mr. Conway—$469,365, and Mr. Crespo—$744,436.

        The Company and Messrs. Marsh, Middleton, Schmid, Conway, and Crespo are parties to employment agreements, respectively, that provide for a potential payment upon a "Change of Control," as discussed above in Employment Agreements. Such payments by the Company to any of the executives are subject to the executive signing a general release of claims in a form and manner satisfactory to the Company. An executive is not entitled to receive any such payment in the event he breaches the Employee Patent, Confidential Information and Non-Compete Agreement referenced in the executive's respective agreement or any non-compete, non-solicit or non-disclosure covenants in any agreement between the Company and such executive.

        We agreed to provide payments to these executives in these circumstances in order to provide a total compensation package that we believed to be competitive. Additionally, the primary purpose of our equity-based incentive awards is to align the interests of our executives and our stockholders and provide our executives with strong incentives to increase stockholder value over time. As change of control transactions typically represent events where our stockholders are realizing the value of their equity interests in our Company, we believe it is appropriate for our executives to share in this realization of stockholder value, particularly where their employment is terminated in connection with the change of control transaction. We believe that this will also help to better align the interests of our executives with our stockholders in pursuing and engaging in these transactions.

        If a change of control had occurred on December 31, 2017 and on that date Mr. Marsh, Mr. Middleton, Mr. Schmid, Mr. Conway, or Mr. Crespo had been terminated without Cause, experienced a material negative change in his compensation or responsibilities or experienced a material change to his current geographic work location, the value of the change of control payments and benefits under the employment agreements for each such named executive would have been as follows: Mr. Marsh—$3,011,300, Mr. Middleton—$679,211 Mr. Schmid—$699,878, Mr. Conway—$453,211 and Mr. Crespo—$731,347. The employment agreements provide for a modified cutback of the payments in the event that the total value of all change of control benefits exceed the maximum benefit that allows for a tax deduction for the Company under Section 280G of the Internal Revenue Code of 1986, as amended. The foregoing numbers do not reflect any cutback.

 PROPOSAL 2: APPROVAL OF THE RESTRICTED STOCK ISSUANCE

Background Information

        On July 20, 2017, the Company and Walmart, Inc. ("Walmart") entered into a Transaction Agreement (the "Transaction Agreement"), pursuant to which the Company agreed to issue to Walmart a warrant (the "Warrant") to acquire up to 55,286,696 shares (the "Warrant Shares") of Common Stock, subject to certain vesting events described below and adjustment in certain cases. The Company and Walmart entered into the Transaction Agreement in connection with existing commercial agreements, and certain amendments thereto for the benefit of the Company, between the Company and Walmart with respect to the deployment of the Company's GenKey fuel cell technology at Walmart distribution centers. The existing commercial agreements contemplate future purchase orders for the Company's fuel cell technology. The vesting of the Warrant, described below, is linked to payments made by Walmart or its affiliates (directly or indirectly through third parties) pursuant to the existing commercial agreements. The Board believes that the transactions contemplated by the Warrant and the Transaction Agreement (together, the "Walmart Investment Documents") help to align the Company's and Walmart's interests in the context of the parties' commercial relationship and will result in significant benefits to the Company and its stockholders over the long-term. Walmart has historically been one of the Company's largest customers.

        The Warrant Shares will vest based on Walmart's payment of up to $600 million to the Company in connection with existing commercial agreements or other qualified Walmart purchases of hardware, services and fuel from the Company. The first tranche of 5,819,652 Warrant Shares vested upon the execution of the Warrant and other transaction documents. The second tranche of 29,098,260 Warrant Shares will vest in four installments of 7,274,565 Warrant Shares each time Walmart or its affiliates, directly or indirectly through third parties, make aggregate payments of $50 million to the Company, up to a total of $200 million in payments. The exercise price for the first and second tranches of Warrant Shares is $2.1231 per share. After Walmart has made payments to the Company totaling $200 million, the third tranche of 20,368,784 Warrant Shares will vest in eight installments of 2,546,098 Warrant Shares each time Walmart or its affiliates, directly or indirectly through third parties, make aggregate payments of $50 million to the Company, up to a total of $400 million in payments. The exercise price per share of the third tranche of Warrant Shares will be an amount equal to ninety percent (90%) of the 30-day volume weighted average share price of the Common Stock (the "30-Day VWAP") as of the final vesting date of the second tranche of Warrant Shares; provided that, with limited exceptions, the exercise price for the third tranche will be no less than $1.1893. The Warrant is exercisable through July 20, 2027. The exercise price and the Warrant Shares issuable upon exercise of the Warrant are subject to customary anti-dilution adjustments.

        A more detailed discussion of the Walmart Investment Documents is provided below under the heading "The Walmart Investment Documents." The Transaction Agreement and the Warrant are attached as exhibits to the Company's current report on Form 8-K filed with the SEC on July 21, 2017.

        The Warrant may be exercisable for up to 55,286,696 shares of the Common Stock, representing approximately 24.6% of the 224,750,472 shares of the Common Stock issued and outstanding on July 20, 2017. As a result, the issuance of the Warrant and the exercise thereof may result in Walmart owning more than 20% of the Common Stock or voting power outstanding immediately prior to the Company entering into the Walmart Investment Documents (the "NASDAQ Share Limitation"). Further, the exercise price of $2.1231 per share for the first and second tranches of Warrant Shares is less than the $2.13 closing bid price per share of the Common Stock on July 19, 2017, the trading day preceding the execution of the Walmart Investment Documents. To the extent any exercise of the Warrant would result in the issuance of shares of Common Stock equal to or in excess of the NASDAQ Share Limitation for less than the greater of the book value of the Common Stock and the market value of the Common Stock, such issuance is subject to the prior approval of our stockholders as required under the listing rules of the NASDAQ Capital Market (the "Restricted Stock Issuance").

        Pursuant to the Transaction Agreement, the Company is required to seek stockholders approval of the Restricted Stock Issuance at the Annual Meeting, and in the event such approval is not obtained at the Annual Meeting, the Company is required to seek such approval at a meeting of the stockholders at least once each calendar year and within thirteen months of the previous meeting of the stockholders at which such approval was sought until approval is obtained or the Warrant is no longer outstanding.

The Walmart Investment Documents

        The following is a summary of the key terms of the Walmart Investment Documents:

Transaction Agreement

        The Transaction Agreement sets forth certain governance arrangements and provisions relating to Walmart's equity interest in the Company.

        The Transaction Agreement includes customary representations and warranties of the Company, including representations and warranties relating to the following:

  •
  the organization and authority of the Company and its subsidiaries;

  •
  the Company's capital structure;

  •
  due authorization and enforceability of the Warrant, the Transaction Agreement and the other agreements with Walmart;

  •
  the absence of conflicts with, or violations of, organizational documents, other contracts and applicable laws;

  •
  required regulatory filings and approvals of governmental entities;

  •
  documents filed with the SEC and financial statements;

  •
  internal controls and disclosure controls and procedures;

  •
  the absence of a material adverse effect;

  •
  the absence of certain litigation and liabilities;

  •
  the inapplicability of anti-takeover statutes or provisions in the Company's organizational documents;

  •
  the disclosure of related party transactions; and

  •
  broker's fees payable in connection with the transactions.

        The Transaction Agreement includes customary representations and warranties of Walmart, including those relating to the organization and authority of Walmart, the due authorization and enforceability of the agreements with the Company, the absence of conflicts with, or violations of, organizational documents, other contracts and applicable laws, required regulatory filings and approvals of governmental entities, Walmart's lack of ownership of our Common Stock or securities representing rights to acquire our Common Stock and broker's fees payable in connection with the transactions.

        The Transaction Agreement includes customary covenants and agreements between the Company and Walmart, including, but not limited to, covenants relating to:

  •
  the Company not taking any action that would cause the transactions to be subject to anti-takeover provisions or any shareholder rights plan;

  •
  the efforts required by the parties to obtain any required regulatory approvals;

  •
  cooperation between the Company and Walmart in connection with public announcements;

  •
  unless otherwise provided, the responsibility of each party to bear and pay costs and expenses incurred by it in connection with the transactions; and

  •
  compliance with applicable securities laws.

        The Transaction Agreement requires that the Company seek stockholder approval of the Restricted Stock Issuance at the Annual Meeting. The Company has agreed to use reasonable best efforts to obtain stockholder approval of the Restricted Stock Issuance at the Annual Meeting.

        The Transaction Agreement contains certain restrictions on Walmart's ability to transfer the Warrant and the Warrant Shares. Other than Permitted Transfers (as defined below), Walmart may not transfer (i) the Warrant, (ii) any Warrant Shares to a person that owns more than 10% of the outstanding Common Stock (other than transfers of Warrant Shares in an open market sale of Common Stock or pursuant to an underwritten offering), or (iii) Warrant Shares that represent greater than 10% of the outstanding Common Stock in a single transaction (other than transfers of Warrant Shares in an open market sale of Common Stock or pursuant to an underwritten offering). For purposes of the Transaction Agreement, the term "Permitted Transfer" means transfers (1) to a wholly owned subsidiary that executes a joinder to the Transaction Agreement, (2) in connection with certain acquisition transactions approved by the Board, (3) required by, or reasonably necessary, in order for Walmart to obtain governmental approval for an acquisition, (4) in connection with certain acquisitions of persons that already hold equity securities of the Company or (5) required under applicable law.

        The Transaction Agreement contains certain customary standstill restrictions that remain in effect during the period from the execution of the Transaction Agreement until such time as Walmart and its affiliates beneficially own less than ten percent (10%) of the outstanding shares of Common Stock (the "Standstill Period"). Among other things, the standstill restrictions prohibit Walmart, during the Standstill Period, from:

  •
  acquiring equity securities, derivative instruments, or debt securities of the Company other than (i) pursuant to the Warrant Shares acquired in accordance with the Transaction Agreement, (ii) as a result of a stock split, stock dividend or distribution, other subdivision, reorganization, reclassification or similar capital transaction involving equity securities of the Company or (iii) by a transfer of the Warrant to Wal-Mart or a wholly owned subsidiary of Wal-Mart;

  •
  engaging in a proxy solicitation with respect to the Company;

  •
  calling or seeking to call a meeting of Company stockholders or initiating any stockholder proposal;

  •
  nominating or seeking to nominate any person to the Board;

  •
  depositing voting securities of the Company into a voting trust or entering into a voting agreement or granting a proxy to any other person;

  •
  announcing, entering into, or proposing a merger, business combination, recapitalization, restructuring, change in control transaction or other similar extraordinary transaction involving the Company or any of its subsidiaries other than as set forth in the Transaction Agreement;

  •
  either alone or in concert with others, seeking to control or influence the management or the policies of the Company (other than through the appointment of a Walmart designee);

  •
  taking actions that would reasonably be expected to require the Company to make public disclosure of any of the events listed above;

  •
  advising or knowingly assisting or encouraging or entering into any discussions, negotiations or arrangements with any other persons in connection with the foregoing;

  •
  forming, joining or in any way participating in a group (other than a group consisting solely of Walmart and/or any of its affiliates) with respect to any voting securities of the Company; or

  •
  publicly disclosing any intention, plan or proposal with respect to any of the foregoing.

        Notwithstanding the standstill restrictions, Walmart is not prohibited from making one or more confidential proposals to the Company or the Board regarding an acquisition of the Company. In addition, the standstill restrictions terminate upon the public announcement by the Company that it has entered into a definitive agreement regarding an acquisition of the Company or upon the commencement of certain tender or exchange offers.

        During the Standstill Period, Walmart and its affiliates may vote their shares of Common Stock for which they are entitled to vote, up to 14.9% of the outstanding shares of Common Stock, in their sole and absolute discretion, provided that Walmart and its affiliates are required to vote all of their shares of Common Stock for which they are entitled to vote in excess of 14.9% of the outstanding shares of Common Stock in accordance with the recommendation of the Board. Walmart has granted the Company, including our Chief Executive Officer and Chairman of the Board, a proxy to vote its shares of the Common Stock in the manner described above. The proxy is irrevocable during the term of the Transaction Agreement.

        The Transaction Agreement obligates both the Company and Walmart, as promptly as reasonably practicable after written notice from Walmart, to file the appropriate notices and take such action as may be required to comply with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").

        The Transaction Agreement also contains certain registration right provisions. Under the Transaction Agreement, Walmart has up to three (3) demand registration rights, shelf registration rights and piggyback registration rights.

        The Transaction Agreement may be terminated with the consent of both the Company and Walmart, or by Walmart unilaterally in the event that (1) clearance under the HSR Act (if required) is not obtained within six months of filing or (2) stockholder approval of the Restricted Stock Issuance is not obtained at the Annual Meeting. If Walmart elects to terminate the Transaction Agreement as a result of the failure of the stockholders to approve the Restricted Stock Issuance at the Annual Meeting, Walmart must give prior written notice of such termination not later than the 90th day after the date of the Annual Meeting (or the date to which such meeting is postponed or adjourned). In the event of the termination of the Transaction Agreement, Walmart would retain the Warrant, which would be exercisable with respect to all Warrant Shares vested as of such time, and no further Warrant Shares would vest. Any purchases made by Walmart under the existing commercial agreements or otherwise after the termination of the Transaction Agreement would not result in the vesting of additional Warrant Shares. Walmart and its affiliates have no obligation to make purchases under the existing commercial agreements and may terminate the existing commercial agreements at any time to the extent permitted by and in accordance with their terms.

Warrant

        Pursuant to the Transaction Agreement, on July 20, 2017 the Company issued the Warrant to Walmart. If fully vested, the Warrant is exercisable for up to 55,286,696 shares of the Common Stock, subject to adjustment in certain cases. The Warrant Shares will vest based on Walmart's payment of up to $600 million to the Company in connection with existing commercial agreements or other qualified Walmart purchases of hardware, services and fuel from the Company. The first tranche of 5,819,652 Warrant Shares vested upon the execution of the Warrant and the other transaction documents. The second tranche of 29,098,260 Warrant Shares will vest in four installments of 7,274,565 Warrant Shares each time Walmart or its affiliates, directly or indirectly through third parties, make aggregate payments of $50 million to the Company, up to a total of $200 million in payments. The exercise price for the first and second tranches of Warrant Shares is $2.1231 per share. After Walmart has made payments to the Company totaling $200 million, the third tranche of 20,368,784 Warrant Shares will vest in eight installments of 2,546,098 Warrant Shares each time Walmart or its affiliates, directly or indirectly through third parties, make aggregate payments of $50 million to the Company, up to a total of $400 million in payments. The exercise price per share of the third tranche of Warrant Shares will be an amount equal to ninety percent (90%) of the 30-Day VWAP as of the final vesting date of the second tranche of Warrant Shares; provided that, with limited exceptions, the exercise price for the third tranche will be no less than $1.1893. The Warrant is exercisable through July 20, 2027.

        The Warrant may be exercised by payment of the exercise price in cash or, without payment of cash, by reducing the number of Warrant Shares obtainable upon the exercise of the Warrant so as to yield a number of Warrant Shares obtainable upon such exercise (rounded to the nearest whole Warrant Share) equal to the product of (x) the number of Warrant Shares otherwise issuable upon such exercise (either in full or in part) and (y) a fraction, the numerator of which is the excess of (1) the 30-Day VWAP immediately preceding the exercise date over (2) the exercise price, and the denominator of which is the 30-Day VWAP immediately preceding such exercise date.

        The Warrant may be transferred only to an affiliate of Walmart. Subject to certain exceptions, the exercise price and the number of Warrant Shares issuable upon exercise of the Warrant are subject to adjustment as a result of stock splits, reclassifications or combinations involving Common Stock or the issuance of shares of Common Stock or other securities or rights exercisable or convertible into or exchangeable for shares of Common Stock, without consideration or at a consideration per share (or having a conversion price per share) that is less than 100% of the market price of Common Stock immediately prior to the date of the agreement of pricing of such shares (or of such convertible securities). Subject to certain exceptions, the exercise price and the number of Warrant Shares issuable upon exercise of the Warrant are also subject to adjustment in connection with dividends or other distributions by the Company on shares of Common Stock and repurchases by the Company of outstanding Common Stock. A Permitted Repurchase (as defined below) does not result in such an adjustment. A "Permitted Repurchase" is defined as (a) a repurchase of shares in one or more "Dutch Auction" tender offers at a price no greater than 5% above the fair market value of the shares; (b) a purchase of equity interests of the Company pursuant to and in compliance with Rule 10b-18 under the Exchange Act (provided that, all equity interests repurchased under clauses (a) and (b) shall not exceed, in the aggregate and on an as-converted basis with respect to convertible securities, 5,736,311 shares of Common Stock, subject to adjustment for stock splits and reverse stock splits); (c) one or more purchases of shares of Series C Preferred Stock, pursuant to and in the amounts and at the price specified in the Certificate of Designations of the Series C Preferred Stock; and (d) one or more purchases of Common Stock in connection with the net exercise of options, or the payments of tax withholding with respect to the Company's equity awards, issued under the Company's equity incentive plans.

        Upon the consummation of a Change of Control Transaction (as defined below) prior to the vesting of at least 60% of the aggregate Warrant Shares, the Warrant will automatically vest and become exercisable with respect to an additional number of Warrant Shares such that 60% of the aggregate Warrant Shares shall have vested; provided that either (i) such Change of Control Transaction occurs after July 20, 2019 and Walmart has installed the Company's fuel cell technology at no fewer than fifteen (15) Walmart sites prior to such date, or (ii) such Change of Control Transaction occurs prior to July 20, 2019. If a Change of Control Transaction is consummated after the vesting of at least 60% of the aggregate Warrant Shares, then no acceleration of vesting will occur with respect to any of the unvested Warrant Shares as a result of the transaction. A "Change of Control Transaction" is defined generally as (a) a transaction in which a person or group becomes the beneficial owner, directly or indirectly, of 50% or more of the outstanding equity interests of the Company; (b) with certain exceptions, a transaction in which the stockholders immediately prior to such transaction cease to beneficially own, directly or indirectly, at least 50% of the outstanding equity of the Company; (c) a Business Combination (as defined below) as a result of which at least 50% ownership of the Company is transferred to another person or group; (d) individuals who constitute the Continuing Directors (as defined below) of the Company, taken together, ceasing for any reason to constitute at least a majority of the Board; or (e) any sale, lease, exchange, license, transfer or disposition of 50% or more of the consolidated assets, business, revenues, net income, or deposits of the Company. A "Business Combination" is defined as a merger, consolidation, statutory share exchange, reorganization, recapitalization or similar extraordinary transaction involving the Company. "Continuing Directors" are defined as the directors of the Company as of July 20, 2017 and each other director, if, in each case, such other director's nomination for election to the Board is recommended by more than 50% of the Continuing Directors or more than 50% of the members of the Nominating and Governance Committee of the Board who are Continuing Directors.

        Walmart is prohibited from exercising any portion of the Warrant to the extent that, as a result of any such exercise, the warrantholder would beneficially own more than 4.999% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of such portion of the Warrant. The terms of the Warrant provide that this 4.999% beneficial ownership limitation may be increased by the holder thereof upon written notice to the Company, which notice will not be effective until the 61st day after such notice is given.

Summary of the Proposal

        The Board is seeking approval of the Restricted Stock Issuance in order to comply with NASDAQ Listing Rule 5635(d) and recommends that the stockholders approve the Restricted Stock Issuance.

        As a company listed on the NASDAQ Market, the Company is subject to NASDAQ Listing Rule 5635(d), which requires stockholder approval prior to any issuance or sale of Common Stock, or securities convertible into or exercisable for Common Stock, in a transaction other than a public offering in an amount that equals or exceeds 20% of the Common Stock or voting power outstanding immediately prior to such issuance if such securities are issued or sold for less than the greater of their book or market value. The NASDAQ rules define "market value" as the consolidated closing bid price immediately preceding the entering into of the binding agreement to issue the securities.

        As described above, the issuance of the Warrant Shares subject to the Warrant may result in Walmart owning more than 20% of outstanding shares of Common Stock immediately prior to the Company's entry into the Walmart Investment Documents. Stockholder approval is required under NASDAQ Listing Rule 5635(d) because the number of Warrant Shares subject to the Warrant exceeds 20% of the outstanding shares of Common Stock on the date the Warrant was issued and the exercise price for the first two tranches of Warrant Shares, $2.1231 per share, was less than the closing bid price of the Common Stock on July 19, 2017, the day immediately prior to the date of the Transaction Agreement and the date the Warrant was issued. The exercise price per share of the third tranche of Warrant Shares will be an amount equal to ninety percent (90%) of the 30-Day VWAP as of the final vesting date of the second tranche of Warrant Shares and may be less than the closing bid price of the Common Stock on July 19, 2017.

        To comply with NASDAQ Listing Rule 5635(d), the Company is seeking stockholder approval for the Restricted Stock Issuance, which would result in Walmart owning more than the NASDAQ Share Limitation (i.e., more than 20% of the outstanding shares of Common Stock as of July 20, 2017, the date of execution of the Walmart Investment Documents).

Vote Required for Approval

        A quorum being present, approval of the Restricted Stock Issuance requires the affirmative vote of the holders of a majority in voting power of the shares of Common Stock and Series C Preferred Stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. As of the close of business on the Record Date, our directors and executive officers and their affiliates beneficially owned                          shares of Common Stock, or approximately         % of the shares of Common Stock outstanding as of such date, of                          which                          are shares of Common Stock, or approximately         % of the shares of Common Stock outstanding as of such date, and the balance of which are options. We currently expect that our directors and executive officers will vote their shares that are entitled to vote in favor of the Restricted Stock Issuance.

Impact of Failure to Approve the Proposal

        If the Restricted Stock Issuance is not approved by stockholders, then the Warrant will be exercisable for, and the Company will be permitted to issue, only up to 44,725,343 Warrant Shares, representing 19.9% of the outstanding shares of Common Stock as of the close of business on July 20, 2017. The Company will not have authority to issue more than 44,725,343 Warrant Shares until such time, if any, as the stockholders approve the Restricted Stock Issuance.

        If the stockholders do not approve the Restricted Stock Issuance, Walmart will have the right to terminate the Transaction Agreement as described above, in which case Walmart would retain the Warrant, which would be exercisable with respect to all Warrant Shares vested as of such time, and no further Warrant Shares would vest. Any purchases made by Walmart under the existing commercial agreements or otherwise after the termination of the Transaction Agreement would not result in the vesting of additional Warrant Shares. Walmart and its affiliates have no obligation to make purchases under the existing commercial agreements and may terminate the existing commercial agreements at any time to the extent permitted by and in accordance with their terms.

        If the stockholders do not approve the Restricted Stock Issuance and Walmart does not exercise its right to terminate the Transaction Agreement, payments made by Walmart and its affiliates to the Company under the existing commercial agreements may result in the vesting of all 55,286,696 Warrant Shares but the Company will be permitted to issue no more than 44,725,343 Warrant Shares until such time, if any, as the stockholders approve the Restricted Stock Issuance.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE RESTRICTED STOCK ISSUANCE.

 PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Overview

        In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our Named Executive Officers, which is described in the section titled "Compensation Discussion and Analysis" in this Proxy Statement. Accordingly, the following resolution will be submitted for a stockholder vote at the Annual Meeting:

    "RESOLVED, that the stockholders of Plug Power Inc. (the "Company") approve, on an advisory basis, the overall compensation of the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, in the Compensation Discussion and Analysis section, compensation tables and narrative discussion set forth in the Proxy Statement for this Annual Meeting."

        As described in the section titled "Compensation Discussion and Analysis," our executive compensation program is designed to (1) attract and retain talented and experienced executives, (2) motivate and reward executives whose knowledge, skills and performance are critical to our success, (3) provide a competitive compensation package which is weighted towards pay-for-performance and in which total compensation is primarily determined by Company and individual results and the creation of shareholder value, (4) ensure fairness among the executive management team by recognizing the contributions each executive makes to our success, and (5) motivate our executives to manage our business to meet our short- and long-term objectives and reward them for meeting these objectives. In order to align executive compensation with the interests of our stockholders, an important portion of compensation for our Named Executive Officers is "at risk," or contingent upon the successful achievement of annual as well as long-term strategic corporate goals that we believe will drive stockholder value. Stockholders are urged to read the Compensation Discussion and Analysis section of this Proxy Statement, which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy and objectives. The Compensation Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its objectives.

        This vote is only advisory and will not be binding upon the Company or the Board. However, the Board values constructive dialogue on executive compensation and other important governance topics with the Company's stockholders and encourages all stockholders to vote their shares on this matter.

Vote Required for Approval

        A quorum being present, the affirmative vote of a majority in voting power of the shares of Common Stock and Series C Preferred Stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal is required to approve this resolution. Even though this vote will neither be binding on the Company or the Board nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE OVERALL COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

UNLESS OTHERWISE INSTRUCTED, PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THIS RESOLUTION.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Introduction

        The Audit Committee of the Board has appointed the firm of KPMG LLP, to serve as independent auditors of the Company for 2018. KPMG LLP has served as the Company's independent auditors since December 3, 2001. The Audit Committee reviewed and discussed its selection of, and the performance of, KPMG LLP for 2017. As a matter of good corporate governance, the Audit Committee has determined to submit its selection to stockholders for ratification. If the selection of the independent auditors is ratified, the Audit Committee in its discretion may select different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

        The Audit Committee has implemented procedures under the Company's Audit Committee pre-approval policy for audit and non-audit services (the "Pre-Approval Policy") to ensure that all audit and permitted non-audit services to be provided to the Company have been pre-approved by the Audit Committee. Specifically, the Audit Committee pre-approves the use of KPMG LLP for specific audit and non-audit services, within approved monetary limits. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the Audit Committee before it may be provided by KPMG LLP. Any pre-approved services exceeding the pre-approved monetary limits require specific approval by the Audit Committee. For additional information concerning the Audit Committee and its activities with KPMG LLP, see "Committees and Meetings of the Board of Directors" and "Audit Committee Report" above.

        Representatives of KPMG LLP attended all eight meetings of the Audit Committee in-person in 2017. We expect that a representative of KPMG LLP will attend the Annual Meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from stockholders.

Vote Required for Approval

        A quorum being present, the affirmative vote of a majority in voting power of the shares of Common Stock and Series C Preferred Stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal is required for the ratification of KPMG LLP as the Company's independent auditors for 2018.

Recommendation of the Board

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF KPMG LLP AS PLUG POWER INC.'S INDEPENDENT AUDITORS FOR 2018.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Board has adopted a related party transaction policy that requires the Company's General Counsel, together with outside counsel as necessary, to evaluate potential transactions between the Company and any related party prior to entering into any such transaction. Certain related party transactions may require the approval of the Board and its Audit Committee. The policy defines a "related party" as: (i) the Company's directors or executive officers, (ii) the Company's director nominees, (iii) security holders known to the Company to beneficially own more than 5% of any class of the Company's voting securities, or (iv) the immediate family members of any of the persons listed in items (i)—(iii). A person's "immediate family" includes such person's child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law or any other person (other than a tenant or employee) sharing the household of such person.

        Other than as otherwise disclosed herein, since January 1, 2017, the Company has not entered into, and there is not currently proposed, any transactions or series of similar transactions involving an amount in excess of $120,000 in which any related party had or will have a direct or indirect material interest.

 PRINCIPAL STOCKHOLDERS

        The following table sets forth information regarding the beneficial ownership of Common Stock as of March 26, 2018 (except as otherwise indicated) by:

  •
  all persons known by us to have beneficially owned 5% or more of the Common Stock;

  •
  each director of the Company;

  •
  the named executive officers; and

  •
  all directors and executive officers as a group.

        The beneficial ownership of the stockholders listed below is based on publicly available information and from representations of such stockholders.

	Shares Beneficially Owned(2)
Name and Address of Beneficial Owner(1)	Number	Percentage (%)
Black Rock, Inc.(3)	14,357,035	—%
Johannes Minoh Roth(4)	3,045,223	*
Andrew Marsh(5)	2,893,576	*
George C. McNamee(6)	1,236,714	*
Keith Schmid(7)	1,094,351	*
Gerard L. Conway, Jr.(8)	690,142	*
Paul B. Middleton(9)	567,849	*
Jose Luis Crespo(10)	505,728	*
Gary K. Willis(11)	481,353	*
Maureen O. Helmer(12)	366,648	*
Douglas Hickey(13)	235,933	*
Gregory Kenausis(14)	229,900	*
Martin D. Hull(15)	139,473	*
Lucas P. Schneider(16)	137,914	*
Gregory B. Graves(17)	107,104	*
All executive officers and directors as a group (14 persons)(18)	11,731,908	—%

*
Represents less than 1% of the outstanding shares of Common Stock

(1)
Unless otherwise indicated by footnote, the mailing address for each stockholder is c/o Plug Power Inc., 968 Albany Shaker Road, Latham, New York 12110.

(2)
The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC and includes voting or investment power with respect to securities. Under Rule 13d-3 under the Exchange Act, beneficial ownership includes any shares to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days of March 26, 2018, through the exercise of any warrant, stock option or other right. The inclusion in this table of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options, warrants or other rights held by such person that are exercisable within 60 days of March 26, 2018 but excludes shares of Common Stock underlying options, warrants or other rights held by any other person. Percentage of beneficial ownership is based on              shares of Common Stock outstanding as of

  March 26, 2018. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned by the stockholder.

(3)
Information is based on a Schedule 13G filed with the SEC on January 24, 2018. The address of the principal business office of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(4)
Includes (a) 145,000 shares of Common Stock issuable upon exercise of outstanding options and (b) 2,782,075 shares of Common Stock issuable upon conversion of Series C Preferred Stock owned by Five T Capital Holding AG, of which Mr. Roth is the Managing Director and Chairman, and Five More Special Situations Fund Limited, of which Mr. Roth has equity interests. Mr. Roth disclaims beneficial ownership of the shares of Series C Preferred Stock directly held by Five T Capital Holding AG and Five More Special Situations Fund Limited, except to the extent of his pecuniary interest therein, if any, and this disclosure shall not be deemed an admission that Mr. Roth is the beneficial owner of any of such shares.

(5)
Includes 2,359,350 shares of Common Stock issuable upon exercise of outstanding options.

(6)
Includes 201,000 shares of Common Stock issuable upon exercise of outstanding options, and 365,000 shares of Common Stock held by a family trust.

(7)
Includes 1,050,000 shares of Common Stock issuable upon exercise of outstanding options.

(8)
Includes 624,582 shares of Common Stock issuable upon exercise of outstanding options.

(9)
Includes 516,667 shares of Common Stock issuable upon exercise of outstanding options.

(10)
Includes 483,334 shares of Common Stock issuable upon exercise of outstanding options.

(11)
Includes 178,300 shares of Common Stock issuable upon exercise of outstanding options.

(12)
Includes 172,300 shares of Common Stock issuable upon exercise of outstanding options.

(13)
Includes 161,000 shares of Common Stock issuable upon exercise of outstanding options.

(14)
Includes 135,000 shares of Common Stock issuable upon exercise of outstanding options.

(15)
Includes 125,000 shares of Common Stock issuable upon exercise of outstanding options.

(16)
Includes 101,352 shares of Common Stock issuable upon exercise of outstanding options.

(17)
Includes 69,767 shares of Common Stock issuable upon exercise of outstanding options.

(18)
Includes 6,322,652 shares of Common Stock issuable upon exercise of outstanding options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act, requires the Company's officers, as defined by Section 16, and directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the SEC. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Form 4s were filed late on (1) September 5, 2017 for Messrs. McNamee, Graves, Hickey, Willis, Roth, Schneider, Kenauisis, and Ms. Helmer; and (2) October 10, 2017 for Messrs. McNamee, Graves,

Hickey, Willis, Roth, Schneider, Kenauisis, and Ms. Helmer, in each case for stock grants made pursuant to the Company's Director Compensation Policy and in accordance with the Company's Second Amended and Restated 2011 Stock Option and Incentive Plan. Form 4s were filed late on (1) April 5, 2017 for Mr. Schneider and (2) May 15, 2017 for Gregory Graves, in each case for stock option grants made pursuant to the Company's Director Compensation Policy and in accordance with the Company's Second Amended and Restated 2011 Stock Option and Incentive Plan.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

        Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the 2019 Annual Meeting of Stockholders must be received by the Company on or before                 , 2019 to be eligible for inclusion in the Company's proxy statement and form of proxy to be distributed by the Board in connection with that meeting. Any such proposal should be mailed to: Corporate Secretary, Plug Power Inc., 968 Albany Shaker Road, Albany, New York 12110. Such proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.

        Any stockholder proposals (including recommendations of nominees for election to the Board) intended to be presented at the Company's 2019 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Company no earlier than February 15, 2019 and no later than January 16, 2019. If the date of the 2019 Annual Meeting is scheduled for a date more than 30 days before or more than 60 days after May 16, 2019, then such proposals must be received not later than the close of business on the later of the 90th day prior to the scheduled date of the 2019 Annual Meeting or the 10th day following the day on which publish announcement of the date of the 2019 Annual Meeting is first made, as set forth in the Company's By-laws. Stockholder proposals must include all supporting documentation required by the Company's By-laws. Proxies solicited by the Board will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

DELIVERY OF PROXY MATERIALS AND ANNUAL REPORT

Electronic Delivery

        The notice of Annual Meeting and Proxy Statement and 2017 Annual Report is available at www.proxyvote.com. Stockholders can elect to receive paper copies of the Annual Report and Proxy Statement in the mail by visiting at www.plugpower.com, by writing to Investor Relations at Plug Power Inc., 968 Albany Shaker Road, Latham, NY 12110 or by contacting the Company at (518) 782-7700.

        Many brokerage firms and banks are also offering electronic proxy materials to their clients. If you are a beneficial owner of Plug Power stock, you may contact that broker or bank to find out whether this service is available to you. If your broker or bank uses Broadridge Investor Communications, you can sign up to receive electronic proxy materials at www.proxyvote.com.

        "Householding" is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Stockholders who share a common address and who have not opted out of the householding process should receive a single copy of the Notice of Internet Availability of Proxy Materials for each account. If you received more than one copy of the Notice of Internet Availability of Proxy Materials, you may elect to household in the future; if you received a single copy of the Notice of Internet Availability of Proxy Materials, you may opt out of householding in the future, in either case, by writing to the Company at the following address, Plug Power Inc., 968 Albany Shaker Road, Albany, New York 12110, or by calling the Company at (518) 782-7700.

        In any event, you may obtain a copy of this Proxy Statement by writing to the Company at the following address: Plug Power Inc., 968 Albany Shaker Road, Albany, New York 12110.

ANNUAL REPORT ON FORM 10-K

        The Company's 2017 Annual Report, including the consolidated financial statements for the year ended December 31, 2017, was furnished to stockholders with this Proxy Statement. Upon request, the Company will furnish without charge a copy of the Company's Annual Report on Form 10-K, which has been filed with the SEC. Stockholders may receive a copy of our Form 10-K by:

  (1)
  Writing to Investor Relations at Plug Power Inc., 968 Albany Shaker Road, Latham, NY 12110;

  (2)
  Calling (518) 782-7700;

  (3)
  Accessing the Company's website at www.plugpower.com; or

  (4)
  Accessing the SEC's website at www.sec.gov.

Additional information, including our SEC filings and exhibits can be found on our webpage under the "Investor Relations" heading.

If you would like to reduce the costs incurred by our company in mailing proxy materials, Use any touch-tone telephone to transmit your voting instructions up until 11:59 proxy card in hand when you call and then follow the instructions. John Sample 234567 VOTE BY MAIL 1234567 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following Class I Directors: nominee(s) on the line below. 0 0 0 1. Election of Class I Directors Nominees 01 Andrew Marsh 02 Gary K. Willis 03 Maureen O. Helmer The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For 0 Against 0 Abstain 0 2. The approval of the issuance by the Company of shares of common stock representing 20% or more of the Company's issued and outstanding common stock upon the exercise of a warrant issued by the Company to Walmart, Inc. 0 0 0 0 0 0 3. The approval of the advisory resolution regarding the compensation of the Company's named executive officers. 4. The ratification of KPMG LLP as the Company's independent auditors for 2018. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0 For address change/comments, mark here. (see reverse for instructions) Please indicate if you plan to attend this meeting Yes 0 No 0 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000365014_1 R1.0.1.17 SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 P.M. Eastern Time the day before the cut-off date or meeting date. Have your 234567 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL #  SHARE S123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 C/O BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567

FOR SECURITY PURPOSES, PLEASE BRING A VALID PICTURE ID IF YOU PLAN TO ATTEND THE MEETING Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com Annual Meeting of the Stockholders of PLUG POWER INC. May 16, 2018 at 10:00 AM Eastern Time The stockholder(s) hereby appoint(s) Gerard L. Conway, Jr. as proxy, with the power to appoint his substitute, to represent and to vote each of Andrew Marsh and all of the shares of Common Stock of PLUG POWER INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Time on May 16, 2018, at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018 and at any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated , 2018 THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES NAMED IN ITEM 1, "FOR" THE APPROVAL OF THE ISSUANCE OF 20% OR MORE OF THE COMPANY’S COMMON STOCK UPON THE EXERCISE OF A WARRANT ISSUED BY THE COMPANY TO WALMART, INC. IN ITEM 2, "FOR" THE APPROVAL OF THE ADVISORY RESOLUTION REGARDING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS IN ITEM 3, AND "FOR" THE RATIFICATION OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2018 IN ITEM 4. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000365014_2 R1.0.1.17

QuickLinks

IMPORTANT VOTING INFORMATION STOCKHOLDERS MAY REQUEST ELECTRONIC DELIVERY OF PROXY DOCUMENTS.
INFORMATION REGARDING ADMISSION TO THE ANNUAL MEETING
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 16, 2018
ABOUT THE ANNUAL MEETING
PROPOSAL 1: ELECTION OF DIRECTORS
Recommendation of the Board
INFORMATION ABOUT OUR DIRECTORS
COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS
INFORMATION ABOUT OUR EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Option Exercises and Stock Vested—2017
PROPOSAL 2: APPROVAL OF THE RESTRICTED STOCK ISSUANCE
Recommendation of the Board
PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Recommendation of the Board
Recommendation of the Board
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PRINCIPAL STOCKHOLDERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING
DELIVERY OF PROXY MATERIALS AND ANNUAL REPORT
ANNUAL REPORT ON FORM 10-K